STATE OF GEORGIA

OFFICE OF THE SECRETARY OF STATE

I, Ben W. Fortson Jr. Secretary of the State of Georgia, do certify that "CAGLES', INC."

Was on the 19th day of June, 1953 duly incorporated under the laws of the State of Georgia by the Superior Court of Fulton County for a period of thirty-five years from said date in accordance with the certified copy hereto attached, and that a certified copy of the charter of said corporation has been duly filed in the office of the Secretary of the State and the fees therefor paid, as provided by law.

In testimony Whereof, I have hereunto set my hand and affixed the seal of office, at the Capitol, in the City of Atlanta, this 19th day of June in the year of our Lord One Thousand Nine Hundred and Fifty Three and of the Independence of the United States of America the One Hundred and Seventy Seventh.

/s/ Ben W. Fortson Jr.

Secretary of the State, Ex-Officio Corporation Commissioner of the State of Georgia.

GEORGIA, FULTON COUNTY.

TO THE SUPERIOR COURT OF FULTON COUNTY:

The petition of WARNER S. CURRIE, GLOVER McGHEE, and E. A. PEARSON, hereinafter called petitioners, respectfully shows:

1. Petitioners desire for themselves, their successors, associates and assigns to be incorporated under the name of CAGLES', INC. for the full period of thirty-five (35) years, with the right to renew from time to time thereafter.

2. The object of said corporation is pecuniary gain and profit.

3. The general nature of the business or businesses to be transacted is as follows:

To buy, sell, acquire, own, and operate a produce business, said produce business to include poultry of all kinds, egg., meats, and any and all other natural or processed produce; to buy, lease, acquire and own all necessary vehicles, conveyances, equipment, and supplies necessary to the carrying on of business; to purchase, acquire, own, sell, lease and control real estate, personal property, securities, and any other property necessary for transaction of business; and to 4. ant and to do acts and things necessary, convenient, expedient, ancillary or in aid of the accomplishment of the foregoing.

4. In addition, said corporation shall have and exercise any and all powers normally granted to and exercised by corporations of the State of Georgia, any and all privileges as enumerated in the Code, of Georgia of 1933, Sections 22-1827 and 22-1828, as amended, and shall have much privilege. and duties as may hereafter be granted by law to corporations of a similar character and nature.

5. The maximum authorized capital stock of said corporation shall consist of two thousand (2000) shares at common stock of the par value of One Hundred Dollars ($100.00) each.

6. The minimum amount of capital with which the corporation my begin business will be One Hundred Thousand Dollars ($100,000.00). The corporation shall be authorized to issue additional shares up to the maximum sum above stated and thereafter, from time to time, to reduce the amount of capital stock outstanding, but not below the minimum of one thousand (1000) shares of the par value of One Hundred Dollars ($100.00) each.

7. The names and post office addresses of each of the applicants for charter are as follows:

Warner S. Currie, 1214 William-Oliver Bldg., Atlanta, Georgia;

Glover McGhee, 1214 William—Oliver Bldg., Atlanta, Georgia;

E. A. Pearson, 1214 William-Oliver Building, Atlanta, Georgia.

8. The principal place of business of said corporation shall be Fulton County, Georgia, but it shall have the privilege of establishing branch offices and other places of business elsewhere, both within and without the State of Georgia.

9. Your petitioners herewith exhibit a certificate of the Secretary of’ State of the State of Georgia as required by Section 22-1803 of the Code of Georgia of 1933 as amended.

WHEREFORE, petitioners pray to be incorporated under the name and style aforesaid with the powers and privileges and immunities herein set forth and such additional rights, powers and privileges as may be necessary, proper or incident to the conduct of the business aforesaid, and as may be inherent in or allowed to like corporations under the laws of the State of Georgia as they now exist or may hereafter exist, and pray that a charter do issue.

/s/ Currie & McGhee

Currie & McGhee

1214 William-Oliver Bldg.

Attorneys for Petitioners.

STAMP

FILED IN OFFICE, THIS THE

19 day of June 1953

/s/ L. B. Outler

Deputy Clerk

ORDER

The petition of the within named incorporator’s to be incorporated under the name of

“CAGLES', INC.”

has been read and considered, and it appearing from an examination of the petition that the application is legitimately within the purview and intention of the laws of this State, and it appearing from the certificate of the Secretary of State that the proposed name of the corporation is not the name of any other existing corporation, the application is hereby granted, and the corporation is hereby created under the same name, with all the rights, powers, and privileges prayed for and with all, the powers given by law to corporations or similar nature.

This 19th day of June, 1953.

/s/ E. E. Andrews

Judge, Superior Court Atlanta

Judicial Circuit

PUBLISHER’S AFFIDAVIT

STATE OF GEORGIA,—County of Fulton.

Before me, the undersigned, a Notary Public, this day personally came John Harrison , who, being first duly sworn, according to law, says that he is the Agent of the Daily Report Company, publishers of the Fulton County Daily Report, the official newspaper in which the Sheriff’s advertisements in and for said County are published, and a newspaper of general circulation, with its principal place of business in said County, and that there has been deposited with said newspaper the cost of publishing four (4) insertions of said application for Charter CAGLES' INC. once a week for four (4) weeks with the order of the Judge thereon.

John Harrison

Subscribed and sworn to before me this 19th day of June, 1953

L. B. Outler

Notary Public, Fulton County, Georgia

STATE OF GEORGIA

COUNTY OF FULTON

I, J. W. SIMMONS, Clerk of the Superior Court of Fulton County, Georgia, do hereby certify that the within and foregoing is a true and correct copy of petition of Warner S. Currie, et al, for incorporation under the name and style of CAGLES’, INC. and the order of Court thereon allowing same, all of which appears of file and record in this office.

Given under my hand and seal of office

This the 19th day of June, 1953

/s/ J. W. Simmons

CLERK OF SUPERIOR COURT

FULTON COUNTY, GEORGIA

STATE OF GEORGIA

OFFICE OF THE SECRETARY OF STATE

I, Ben W. Fortson Jr. Secretary of the State of Georgia, do certify that the charter of CAGLE'S, INC.

Was on the 31st day of May, 1955 duly amended under the laws of the State of Georgia by the Superior Court of Fulton County, increased it capitol stock, in accordance with the certified copy hereto attached, and that a certified copy of the charter of said corporation has been duly filed in the office of the Secretary of the State and the fees therefor paid, as provided by law.

In testimony Whereof, I have hereunto set my hand and affixed the seal of office, at the Capitol, in the City of Atlanta, this 31st day of May in the year of our Lord One Thousand Nine Hundred and Fifty Five and of the Independence of the United States of America the One Hundred and Seventy Ninth.

/s/ Ben W. Fortson Jr.

Secretary of the State, Ex-Officio Corporation Commissioner of the State of Georgia.

STATE OF GEORGIA No 25617

COUNTY OF FULTON

TO THE SUPERIOR COURT OF SAID COUNTY:

The petition of CAGLES', INC. hereinafter called the applicant, shows the following facts:

1. The principal office of said corporation is located in said county, and said corporation was incorporated under the "Corporation Act of 1938" on the 19th day of June, 1953.

2. This petition is brought to amend the charter of said corporation in the particulars hereinafter set out, this proposed amendment having been favorably voted for and consented to by all stockholders of the corporation at a special meeting called for the purpose as shown by the certificate of the Secretary of the corporation, attached hereto as “Exhibit A” and made a part hereof.

3. The particular in which said charter is hereby sought to be amended is as follows, to-wit:

Petitioner desires to increase the capital of the corporation by being authorized to issue an additional 3000 shares of capital stock, to contain the same provisions as to rights, privileges and immunities, as heretofore authorized in the original issue of the same class of stock, which will result in an increase of maximum authorized capital stock from $200,000.00 to $500,000.00,

WHEREFORE, petitioner prays that that the charter of said corporation be amended as hereinabove set out, upon a due compliance with the laws in mush eases made and provided.

/s/ Currie & McGhee

Attorneys for applicant

312 - 101 Marietta St. Bldg.

Atlanta 3, Georgia

CERTIFICATE

GEORGIA, FULTON COUNTY

I, HARVEY W. GERALD, certify that I am Secretary of CAGLES', INC., a corporation organized and existing under the laws of the State of Georgia, with its principal place of business and office in Atlanta, Fulton County, Georgia, and that at a special meeting of the stockholders of this corporation held on the 31st day of May, 1955. of which meeting the time, place and purpose was waived in writing by all stockholders; and that at which meeting a resolution was adopted unanimously, all stockholders being present, authorizing the amendment to the charter of this corporation, sought in the foregoing petition, to which this certificate is attached.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal of CAGLES', INC., this 31st day of May, 1955.

/s/ Harvey W. Gerald

Harvey W. Gerald (Corp Seal)

Secretary

ORDER

The foregoing petition of “CAGLES', INC., to amend its charter in the particulars therein set out, read and considered. It appearing that said petition is made in accordance with Chapter 22-18 of the Georgia Code as amended and that the requirements of laws in such cases have been fully complied with;

IT IS HEREBY ORDERED, ADJUDGED AND DECREED that all of the prayers of said petition are hereby granted and charter of petitioner is hereby amended in all of the particulars set out in said petition. Let the same be advertised as required by Law.

This 31 day of May, 1955.

/s/ Virlyn B. Moore

Virlyn B. Moore

Judge Superior Court, Atlanta

Judicial Circuit

Filed in office this the 31 day of’ May, 1955.

D. W. Brown, D. Clk

PUBLISHER’S AFFIDAVIT

STATE OF GEORGIA,—County of Fulton.

Before me, the undersigned, a Notary Public, this day personally came J. T. Wilkins, who, being first duly sworn, according to law, says that he or she is the Agent of the Daily Report Company, publishers of the Fulton County Daily Report, the official newspaper in which the Sheriff’s advertisements in and for said County are published, and a newspaper of general circulation, with its principal place of business in said County, and that there has been deposited with said newspaper the cost of publishing four (4) insertions of said application for Charter amendment of CAGLES' INC. once a week for four (4) weeks with the order of the Judge thereon.

J. T. Wilkins

Subscribed and sworn to before me this 31 day of May, 1955

Lee Earl Largen

Notary Public, Fulton County, Georgia

STATE OF GEORGIA

COUNTY OF FULTON

I, J. W. SIMMONS, Clerk of the Superior Court of Fulton County, Georgia, do hereby certify that the within and foregoing is a true and correct copy of petition of Cagle's, Inc. for charter amendment, and the order of Court thereon allowing same, all of which appears of file and record in this office.

Given under my hand and seal of office

This the 31 day of May, 1955

/s/ J. W. Simmons

CLERK OF SUPERIOR COURT

FULTON COUNTY, GEORGIA

STATE OF GEORGIA

OFFICE OF THE SECRETARY OF STATE

I, Ben W. Fortson Jr. Secretary of the State of Georgia, do certify that the charter of CAGLES', INC.

Was on the 30th day of April, 1963 duly amended under the laws of the State of Georgia by the Superior Court of Fulton County, changing the capital structure, enlarging the corporate powers and changing the name to " CAGLE'S, INC." in accordance with the certified copy hereto attached, and that a certified copy of the charter of said corporation has been duly filed in the office of the Secretary of the State and the fees therefor paid, as prescribed by law.

In testimony Whereof, I have hereunto set my hand and affixed the seal of office, at the Capitol, in the City of Atlanta, this 30th day of April in the year of our Lord One Thousand Nine Hundred and Sixty Three and of the Independence of the United States of America the One Hundred and Eighty Seventh.

/s/ Ben W. Fortson Jr.

Secretary of the State, Ex-Officio Corporation Commissioner of the State of Georgia.

STATE OF GEORGIA

COUNTY OF FULTON (stamp - BOOK 177 PAGE 481) (handwritten - 36627)

TO THE SUPERIOR COURT OF SAID COUNTY:

PETITION FOR AMENDMENT OF CHARTER

The petition of CAGLES’, INC., hereinafter called Petitioner, shows the following facts:

1. The principal office of said corporation is located in said county and said corporation was incorporated under the name and style of "CAGLES' , INC.” under the Corporation Act of 1938 on the 19th day of June, 1953.

2. This petition is brought to amend the Charter of said corporation in the particulars hereinafter set out, this proposed amendment having been favorably voted for and consented to by all the stockholders of said corporation at a special meeting called for the purpose, as shown by the certificate of the Secretary of said corporation attached hereto as “Exhibit A” and made a part hereof.

3. Petitioner now desires that its charter be amended as follows:

(a) By eliminating therefrom Paragraph 5 in its entirety dealing with the maximum number of shares of stock which the corporation has authorized at any one time and the characteristics thereof; and

(b) By substituting in lieu thereof the following to be known as Paragraph 5 of the Charter as amended:

The maximum number of shares of stock which said corporation is authorized to have outstanding at any time shall be 500,000 shares of common stock of a par value of $1.00 per share. The Board of Directors of said corporation is hereby authorized to issue shares of common stock in any amount not exceeding the full amount of shares or common stock authorized herein.

(c) By adding thereto the following to be known as Paragraph 10 of the Charter as amended:

The corporation shall have power to create and issue warrants, rights or options entitling the holder thereof to purchase from the corporation any shares of its capital stock upon such terms and at such time or times and at such price or prices as shall be stated, provided that the price or prices so to be received shall not be less than the par value of the stock to be issued upon the exercise of such rights or options.

(d) By adding thereto the following to be known as Paragraph 11 of the Charter as amended:

There shall be no pre-emptive rights with respect to any shares of the corporation’s common stock issued by the Board of Directors of the corporation, and the Board of Directors is authorized to issue common stock, warrants, rights and options for such stock, and debentures convertible into such stock on such terms and in such amounts as it may deem in the best interest of the corporation and free and clear of any and all claims of pre-emptive rights on the part of any and all parties whomsoever.

(e) And by changing the corporate name of Petitioner to “CAGLE’S, INC."

4. Petitioner files herewith a certificate from the Secretary of State that the proposed new name of Petitioner is not the name of any other existing corporation registered in the records of the Secretary of State.

WHEREFORE, Petitioner prays that the Charter of said corporation be amended as hereinabove set out upon a due compliance with the law in such cases made and provided.

SMITH, SWIFT, CURRIE, McGHEE & HANCOCK

/s/ Tom Watson Brown

By: Tom Watson Brown

Attorneys for Petitioner

1405 Fulton National Bank Building

Atlanta 3, Georgia

521-3800

"EXHIBIT A" (stamp - BOOK 177 PAGE 481)

(stamp appearing on original document)

GEORGIA, Fulton County, Clerk's Office Superior Court

Filed for Record 30 day of April, 1963

Recorded May 15, 1963

J. W. Simmons, Clerk

I, JAMES DOUGLAS CAGLE, certify that I am the Secretary of CAGLES’, INC., a corporation organized and existing under the laws of the State of Georgia, with its principal place of business and office in Fulton County, Georgia, and that at a special meeting of the stockholders of this corporation held on the 9th day of April, 1963, of which meeting notice was waived by all stockholders being present at the meeting and participating therein, a resolution was adopted unanimously authorizing the amendments to the Charter of this corporation sought in the foregoing petition to which this certificate is attached.

IN WITNESS WHEREOF, I have hereunto set my hand and the official seal of CAGLES’, INC., this 27th day of April, 1963.

/s/ J. Douglas Cagle

J. Douglas Cagle

Secretary

ORDER (handwritten - 36627)

The foregoing petition of CAGLES’, INC. to amend its Charter in the particulars therein set out has been read and considered. It appearing from the examination of the petition that the amendment is legitimately within the purview and intention of the laws of this State:

IT IS HEREBY ORDERED, ADJUDGED AND DECREED that all of the prayers of said petition are hereby granted and the Charter of the Petitioner is hereby amended in all of the particulars set out in said petition.

This 30th day of April, 1963.

V. Claudell Shaw

Judge, Superior Court

Fulton County, Georgia

(stamp - BOOK 379 PAGE 318)

PUBLISHER’S AFFIDAVIT

STATE OF GEORGIA,—County of Fulton.

Before me, the undersigned, a Notary Public, this day personally came Jack Smith, who, being first duly sworn, according to law, says that he or she is the Agent of the Daily Report Company, publishers of the Fulton County Daily Report, the official newspaper in which the Sheriff’s advertisements in and for said County are published, and a newspaper of general circulation, with its principal place of business in said County, and that there has been deposited with said newspaper the cost of publishing four (4) insertions of said application for Charter amendment of CAGLES' INC. once a week for four (4) weeks with the order of the Judge thereon.

Jack Smith

Subscribed and sworn to before me this 30 day of April, 1963

Walter R. Pressley

Notary Public, Fulton County, Georgia

STATE OF GEORGIA

COUNTY OF FULTON

I, J. W. SIMMONS, Clerk of the Superior Court of Fulton County, Georgia, do hereby certify that the within and foregoing is a true and correct copy of petition of CAGLES’, INC. for Charter AMENDMENT CHANGING NAME TO CAGLE'S, INC. and the order of Court thereon allowing same, all of which appears of file and record in this office.

Given under my hand and seal of office

This the 30th day of April, 1963

/s/ J. W. Simmons

CLERK OF SUPERIOR COURT

FULTON COUNTY, GEORGIA

STATE OF GEORGIA

OFFICE OF THE SECRETARY OF STATE

I, Ben W. Fortson Jr. Secretary of the State of Georgia, do certify that the charter of "CAGLE'S, INC."

was on the 17th day of June, 1968 duly amended under the laws of the State of Georgia by the Superior Court of Fulton County, providing for an increase in its capital stock, in accordance with the certified copy hereto attached, and that a certified copy of the charter of said corporation has been duly filed in the office of the Secretary of the State and the fees therefor paid, as prescribed by law.

In Testimony Whereof, I have hereunto set my hand and affixed the seal of office, at the Capitol, in the City of Atlanta, this 18th day of June in the year of our Lord One Thousand Nine Hundred and Sixty Eight and of the Independence of the United States of America the One Hundred and Ninety-Second.

/s/ Ben W. Fortson Jr.

Secretary of the State, Ex-Officio Corporation Commissioner of the State of Georgia.

STATE OF GEORGIA

COUNTY OF FULTON (handwritten - 46031)

TO THE SUPERIOR COURT OF SAID COUNTY:

The petition of CAGLE'S, INC., hereinafter hereinafter referred to as the applicant, shows the following facts:

1. The principal office of said corporation is located in said county, and said corporation was incorporated under the Corporation Act of 1938 on the 19th day of June, 1953.

2. This petition is brought to amend the Charter of said corporation in the particulars hereinafter set out, this proposed amendment having been favorably voted for and consented to by all of the stockholders of said corporation at a special meeting called for the purpose, as above by the certificate of the Secretary of said corporation attached hereto as Exhibit A and made a part hereof.

3. The particular in which said Charter is hereby sought to be amended is as follows, to wit:

Petitioner desires to increase the maximum authorized capitalization of this corporation from the present $500,000 of Class A common stock to $1,400,000 of Class A common stock and to authorize $600,000 of a new class of common stock to be designated as Class B $1.00 par value common stock, making for a total authorized capital stack of 2,000,000 shares of $1.00 par value per share, divided into 1,400,000 shares of Class A and 600,000 shares of Class B.

Petitioner then desires to split the present outstanding 500,000 shares of Class A stock of $1.00 per value into 1,000,000 shares consisting of Class A and Class B stock of $1.00 par value. Said 1,000,000 shares shall consist of 400,000 shares of Class A common sock with a par value of $1.00 per share, and 600,000 shares of Class B common stock with a par value of $1.00 per share. As a result of this split each stockholder of the present Class A stock shall receive and own 4/5 share of Class A common stock and 1 1/5 shares of Class B common stock for each share of the present Class A stock owned. Both classes of common stock to be entitled to one (1) vote for each share held; and both classes of common stock to have non-cumulative voting rights. The Class B Common Stock shall have all the rights of Class A Common Stock with the exception that Class B Common Stock shall not be entitled to dividends. The Class B Common Stock shall consist of five series of 120,000 shares each designated B-1 through B-5. Class B Common Stock, at the option of the petitioner or the respective holder, shall be convertible into fully paid and non-assessable shares of Class A Common Stock for one (1) share of Class A Common Stock after the following time lapses: Class B-1 convertible after one (1) year from June 17, 1968; Class B-2 convertible after two (2) years from June 17, 1968; Class B-3 convertible after three (3) year. from June 17, 1968; Class B-4 convertible, after four (4) years from June 17, 1968; and Class B-5 convertible after five (5) years from June 17, 1968. There are no pre-emptive rights and all shares of stock when issued will be fully paid and non-assessable.

WHEREFORE, Petitioner prays that the Charter of said corporation be amended as hereinabove set out upon a due compliance with the law in such cases made and provided.

SWIFT, CURRIE, McGHEE & HIERS

/s/ Warner S. Currie

Warner S. Currie

Attorneys for Applicant

11614 Fulton National Bank Building

Atlanta, Georgia 30303

CERTIFICATE

I, Mahlon H. Chew, certify that I am the Secretary of CAGLE'S, INC., a corporation organized and existing under the laws of the State of Georgia, with its principal place of business and office in Fulton County, Georgia, and that at a special meeting of the stockholders of this corporation held on the 13th day of May, 1968, at which meeting the time, place and purpose of the meeting was waived by all stockholders ; and that at which meeting a resolution was adopted unanimously, all stockholders being present, authorizing the amendment to the Charter of this corporation sought in the foregoing petition, to which this certificate is attached.

IN WITNESS WHEREOF, I have hereunto set my hand and the official seal of CAGLES’, INC., this 17th day of June, 1968.

/s/ Mahlon H. Chew

Secretary

ORDER

The foregoing petition of CAGLES’, INC. to amend its Charter in the particulars therein set out has been read and considered. It appeared that said petition is made in accordance with Chapter 22-18 of the Georgia Code Annotated, as amended, and that the requirements of law in such cases provided have been fully complied with;

It is hereby ordered, adjudged and decreed that all of the prayers of said petition are hereby granted and the Charter of the Petitioner is hereby amended in all of the particulars set out in said petition.

Let the same be advertised as required by law this 17 day of June, 1968.

/s/ V. Claudell Shaw

Judge, Superior Court, Fulton County,

Atlanta Judicial Circuit

PUBLISHER’S AFFIDAVIT

STATE OF GEORGIA,—County of Fulton.

Before me, the undersigned, a Notary Public, this day personally came John Harrison, who, being first duly sworn, according to law, says that he or she is the Agent of the Daily Report Company, publishers of the Fulton County Daily Report, the official newspaper in which the Sheriff’s advertisements in and for said County are published, and a newspaper of general circulation, with its principal place of business in said County, and that there has been deposited with said newspaper the cost of publishing four (4) insertions of said application for Charter amendment of CAGLE'S, INC. once a week for four (4) weeks with the Order of the Judge thereon.

John Harrison

Subscribed and sworn to before me this 17th day of June, 1968

George C. Pope

Notary Public, Fulton County, Georgia

STATE OF GEORGIA

COUNTY OF FULTON

I, J. W. SIMMONS, Clerk of the Superior Court of Fulton County, Georgia, do hereby certify that the within and foregoing is a true and correct copy of petition of CAGLES’, INC. for Charter amendment and the order of Court thereon allowing same, all of which appears of file and record in this office.

Given under my hand and seal of office

This the 17th day of June, 1968

/s/ J. W. Simmons

CLERK OF SUPERIOR COURT

FULTON COUNTY, GEORGIA

STATE OF GEORGIA

OFFICE OF THE SECRETARY OF STATE

I, Ben W. Fortson Jr. Secretary of the State of Georgia, do certify that the articles of incorporation of “CAGLE’S, INC.”, were duly restated as set forth in the annexed articles of restatement, dated the 3rd day of February, 1970, granted by the Superior Court of Fulton County and filed with the Clerk of that Court on the 3rd day of February, 1970; that the original articles of restatement have been duly filed in the office of the Secretary of State, and the fees paid therefor, as provided by law.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the seal of office, at the Capitol, in the City of Atlanta, this 5th day of February, in the year of our Lord One Thousand Nine Hundred and Seventy and of the Independence of the United States of America the One Hundred and Ninety-Four.

/s/ Ben W. Fortson Jr.

Secretary of the State, Ex-Officio Corporation Commissioner of the State of Georgia.

(handwritten - 50106)

IN THE SUPERIOR COURT OF

FULTON COUNTY, GEORGIA

Georgia

Fulton County

The petition of CAGLE’S, INC., petitioner, shows the court as follows:

I.

The Restated Articles of Incorporation of Cagle’s, Inc., executed by the President and attested by the Secretary are attached hereto.

WHEREFORE, the petitioner prays that the Restated Articles of Incorporation of Cagles Inc. be granted.

/s/ A. L. Mullins

Attorney for Petitioner

CAGLE’S, INC.

RESTATED ARTICLES OF INCORPORATION

On January 30, 1970, the Shareholders of CAGLE’S, INC.

adopted the following Restated Articles of Incorporation:

I.

The name of the corporation is

“CAGLE’S, INC.”

II.

The corporation shall have perpetual existence.

III.

The corporation is organized for the purpose of pecuniary gain and profit, and more specifically for the following purposes: to buy, sell, acquire, own, and operate a produce business, said produce business to include poultry of all kinds, eggs, meats, and any and all other natural or processed produce; to buy, lease, acquire and own all necessary vehicles, conveyances, equipment, and supplies necessary to the carrying on of business; to purchase, acquire, own, sell, lease and control real estate, personal property, securities, and any other property necessary for transaction of business; and to do any and all acts and things necessary, convenient, expedient, ancillary or in aid of the accomplishment of the foregoing. The corporation shall have all of the rights and powers granted from time to time to corporations under the laws of the State of Georgia.

IV.

The corporation shall have authority to be exercised by its Board of Directors to issue nine million (9,000,000) shares of Class A Common Stock of a par value of ONE DOLLAR ($1.00) per share (the “Class A Common Stock”) and seven hundred twenty thousand (720,000) shares of Class B Common Stock at the par value of ONE DOLLAR ($1.00) per share, issued in series as hereinafter provided (the “Class B Common Stock”). Preferences, limitations and relative rights in respect to the shares of each class of stock of the corporation shall be hereinafter set forth.

(a) The holders of record of the Class A Common Stock and Class B Common Stock shall have one (1) vote on all matters for each share of such stock held by them except as may be provided otherwise by law.

(b) With respect to voting rights, rights upon liquidations, and all other rights of shareholders, shares of Class A Common Stock and of Class B Common Stock shall be identical (as if there were only one class of common stock authorized) with the exceptions that:

(i.) No cash dividend may be declared or paid with respect to Class B Common Stock. Stock splits (and similar recapitalizations) and stock dividends shall be declared and paid equally on each share of Class A Common Stock and Class B Common Stock without regard to class, but shall be declared and paid in shares of the same class as the shares entitled thereto;

(ii) The Class B Common Stock consists of four (4) series of 180,000 shares each, the series being respectively designated B-2 through B-5. Each share of Class B Common Stock shall be converted, at the option of the holder thereof, subject to the limitations set forth below into one share of Class A Common Stock. Class B-2 shall be so convertible after two (2) years from June 17, 1968; Class B-3 shall be so convertible after three (3) years from June 17, 1968; Class B-4 shall be so convertible after four (4) years from June 17, 1968; and Class B-5 shall be so convertible after five (5) years from June 17, 1968.

(iii) Shares of Class B Common Stock surrendered for conversion into Class A Common Stock, or otherwise acquired by the Corporation, shall be cancelled and shall not be reissued. The Corporation shall at all times reserve and keep available out of its authorized but unissued Class A Common Stock such number of shares thereof as shall from time to time be sufficient to permit the conversion of all outstanding shares of Class B Common Stock as provided above;

(c) None of the holders of shares of any class of stock shall be entitled as a matter of right to purchase, subscribe for or otherwise acquire any new or additional shares of stock of the corporation of any class, or any options or warrants to purchase, subscribe for or otherwise acquire any such new or additional shares, evidences of indebtedness or other securities convertible into or carrying options or warrants to purchase, subscribe for or otherwise acquire any such new or additional shares.

V.

In addition to all other rights granted to a corporation by law in connection with the purchase of its own shares, the corporation shall be entitled to purchase its own shares out of unreserved and unrestricted capital surplus available therefor, if such purchase is approved by the Board of Directors.

VI.

In addition to all other rights granted to a corporation by law in connection with dividends, the corporation shall be entitled to distribute as dividends shares of any class of stock in respect of shares of any other class of stock, as may be declared by the Board of Directors.

VII.

The by-laws of the corporation may be altered or amended and new by-laws may be adopted by either a majority vote of (i) the shareholders at any annual or special meeting of the shareholders or (ii) by the Board of Directors at any regular or special meeting of the Board of Directors; provided, however, that if such action La to be taken at a meeting of share-holders, notice of the general nature of the proposed change in the by-laws shall have been given in the notice of meeting.

VIII.

These Restated Articles of Incorporation include therein amendments to the original Charter of the Corporation, as heretofore amended, as follows:

(a) The duration of the Corporation is now perpetual, as provided by Georgia law.

(b) Article IV reflects amendments relating to the authorized capital stock of the Corporation which increase the amount of authorized stock, reflect the conversion of the previously authorized series B-1 of the Class B Common Stock, remove possible dividend limitations on the Class B Common Stock with the exception of cash dividends, and generally reorganize all previous provisions relating to authorized stock.

(c) Articles V, VI, and VII reflect provisions not previously included in the original Charter of the Corporation, as heretofore amended.

(d) Miscellaneous provisions in the original Charter of the Corporation, as heretofore amended, relating to the exercise of corporate powers under prior Georgia law have been eliminated, since such powers are now conferred by statute under Georgia law. Except for these changes, and except for those deletions permitted by Georgia law, these Restated Articles of Incorporation purport merely to restate and not to change all other provisions of the original Charter of the Corporation, as amended prior to these Restated Articles of Incorporation.

These Restated Articles of Incorporation were authorized by the affirmative vote of holders of 1,403,321 shares of the Class A and Class B Common Stock of the Corporation, voting as a single class, there being a total of 1,637,302 such shares outstanding and entitled to vote thereon, and the vote of the holders of 818,652 such shares being the minimum required to adopt these Restated Articles of Incorporation.

These Restated Articles of Incorporation supersede the original Articles of Incorporation as heretofore amended.

IN WITNESS WHEREOF, Cagle’s, Inc. has caused these Restated Articles of Incorporation to be executed and its corporate seal to be affixed and has caused the foregoing to be attested, all by its duly authorized officers, on this 2 day of February, 1970.

Cagle’s, Inc.

/s/ G. L. Cagle

By: G. L. Cagle

President

Attest:

/s/ Mahlon Chew

Secretary

(Corporate Seal)IN THE SUPERIOR COURT OF

FULTON COUNTY, GEORGIA

RESTATED ARTICLES OF INCORPORATION, duly prepared in accordance with Georgia Code Annotated Section 22-904, having been presented to the Court in accordance with Georgia Code Annotated Section 22-905;

It is ordered, adjudged and decreed that the amendment is granted.

This 3 day of February, 1970.

/s/ Luther Alonso

Judge, Superior Court, Fulton

County, Georgia

PUBLISHER’S AFFIDAVIT

STATE OF GEORGIA,—County of Fulton.

Before me, the undersigned, a Notary Public, this day personally came Earl Higgins, who, being first duly sworn, according to law, says that he or she is the Agent of the Daily Report Company, publishers of the Fulton County Daily Report, the official newspaper in which the Sheriff’s advertisements in and for said County are published, and a newspaper of general circulation, with its principal place of business in said County, and that there has been deposited with said newspaper the cost of publishing four (4) insertions of a notice pursuant to Ga. Business Corporation Code of the granting of Restated Articles of Incorporation to "Cagle's, Inc.".

Earl Higgins

Subscribed and sworn to before me this 3rd day of February, 1970

W A Unreadable

Notary Public, Fulton County, Georgia

STATE OF GEORGIA

COUNTY OF FULTON

I, J. W. SIMMONS, Clerk of the Superior Court of Fulton County, Georgia, do hereby certify that the within and foregoing is a true and correct copy of petition of CAGLES’, INC. for Charter RESTATED ARTICLES OF INCORPORATION and the order of Court thereon allowing same, all of which appears of file and record in this office.

Given under my hand and seal of office

This the 3rd day of February, 1970.

/s/ J. W. Simmons

CLERK OF SUPERIOR COURT

FULTON COUNTY, GEORGIA

STATE OF GEORGIA

OFFICE OF THE SECRETARY OF STATE

I, Ben W. Fortson Jr. Secretary of the State of Georgia, do certify the articles of incorporation of CAGLE’S, INC., were duly amended & restated as set forth in the annexed articles of restatement, dated June 26, 1970, granted by the Superior Court of Fulton County and filed with the Clerk of that Court on the 26th day of June, 1970, that the original articles of restatement have been duly filed in the office of the Secretary of State, and the fees paid therefor, as provided by law.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the seal of office, at the Capitol, in the City of Atlanta, this 26th day of June, in the year of our Lord One Thousand Nine Hundred and Seventy and of the Independence of the United States of America the One Hundred and Ninety-Fourth.

/s/ Ben W. Fortson Jr.

Secretary of the State, Ex-Officio Corporation Commissioner of the State of Georgia.

IN THE SUPERIOR COURT OF FULTON COUNTY

STATE OF GEORGIA

Georgia

Fulton County

The petition of CAGLE’S, INC., petitioner, shows the court as follows:

I.

Petitioner hereby files this petition for an amendment to Article IV of Its Restated Articles of Incorporation heretofore granted on February 3, 1970. executed by a Vice President and attested by the Secretary and attached hereto.

WHEREFORE. the petitioner prays that its amendment to Article IV of its Restated Articles of Incorporation of Cagles, Inc. be granted.

/s/ Warner S. Currie

Warner S. Currie

Attorney for Petitioner

CAGLE’S, INC.

AMENDMENT TO RESTATED ARTICLES OF INCORPORATION

On June 11, 1970, at the annual meeting of the shareholders of CAGLES, INC.

there was adopted the following amendment to Article IV of the Restated Articles of Incorporation:

I.

The corporation shall have authority to be exercised by its Board of Directors to issue nine million (9,000.000) shares of Class A Common Stock of a par value of One Dollar ($1.00)) per share (the “Class A Common Stock), seven hundred twenty thousand (720,000) shares of Class B Common Stock at the par value of One Dollar ($1.00) per share, issued In series as hereinafter provided (the “Class B Common Stock”), and one million (1,000,000) shares of Preferred Stock of a par value of One Dollar ($1.00) per share (the ‘Preferred Stock”) which may be issued in series by the Board of Directors as hereinafter provided. Preferences, limitations and relative rights In respect to the shares of each class of stock of the corporation shall be as hereinafter set forth.

(a) The holders of record of the Class A Common Stock and of the Class B Common Stock shall have one (1) vote on all matters for each share of such stock held by them and no share of any other class of stock shall have a vote, except as herein provided or as required by law.

(b) With respect to voting rights, rights upon liquidation, and all other rights of shareholders, shares of Class A Common Stock and of Class B Common Stock shall be identical (as If there were only one class of common stock authorized) with the exceptions that:

(1) No cash dividend may be declared or paid with respect to Class B Common Stock. Stock splits (and similar recapitalizations) and stock dividends shall be declared and paid equally on each share of Class A Common Stock and Class B Common Stock without regard to class, but shall be declared and paid in shares of the same class as the shares entitled thereto:

(ii) The Class B Common Stock consists of four (4) series of 180,000 shares each, the series being respectively designated B-2 through B-5. Each share of Class B Common Stock shall be converted, at the option of the holder thereof, subject to the limitations set forth below into one share of Class A Common Stock. Class B-2 shall be so convertible after two (2) years from June 17, 1968; Class B-3 shall be so convertible after three (3) years from June 17, 1968; Class B-4 shall be so convertible after four (4) years from June 17, 1968; and Class B-5 shall be so convertible after five (5) years from June 17, 1968;

(iii) Shares of Class B Common Stock surrendered for conversion into Class A Common Stock, or otherwise acquired by the Corporation, shall be canceled and shall not be reissued. The Corporation shall at all times reserve and keep available out of its authorized but unissued Class A Common Stock such number of shares thereof as shall front time to time be sufficient to permit the conversion of all outstanding shares of Class B Common Stock as provided above;

(iv) All shares of Class A Common Stock Issued upon conversion of Class B Common Stock as provided above shall be deemed fully paid and non-assessable.

(c) The holders of record of the Preferred Stock shall have voting rights or such special voting rights or no voting rights as the Board of Directors may fix and determine in issuing any such Preferred Stock, and the holders of Preferred Stock shall be entitled to cumulative, non-cumulative, or partially cumulative dividends as the Board of Directors may fix and determine in Issuing any such Preferred Stock,

(d) No dividends other than stock dividends shall be declared or paid on the Class A Common Stock unless all dividends on the Preferred Stock then accrued shall have been paid or shall have been declared payable on a date no later than the date on which such other dividends are to be paid.

(e) Any unissued or treasury shares of Preferred Stock may be issued from time to time in one or more series. All shares of Preferred Stock shall be of equal rank and shall be Identical, except in respect to the particulars that may be fixed by the Board of Directors as hereinafter provided pursuant to authority which is hereby expressly vested in the Board of Directors: and each share of a series shall be Identical in all respects with the other shares of such series. Different series of the same class of shares shall not be construed to constitute different classes of shares for the purpose of voting by classes, except when such voting by classes is expressly required by law. Before any shares of Preferred Stock of any particular series shall be Issued, the Board of Directors shall fix and determine and is hereby expressly empowered to fix and determine, in the manner provided by law, the following provisions of the shares of such series:

(i) the distinctive designation of such series and the number of shares which shall constitute such series, which number may be increased (except where otherwise provided by the Board of Directors in creating such series) or decreased (but not below the number of shares thereof then outstanding) from time to time by like action of the Board of Directors;

(ii) the rate of any dividend payable on shares of such series, whether dividends shall be cumulative, conditions upon which and the date from which such dividends shall be accumulated on all shares of such series, and whether arrearages on the payment of dividends will hear interest;

(iii) the time or times when and the price or prices at which shares of such series shall be redeemable and the purchase, retirement or sinking fund provisions, if any, for the purchase or the redemption of such shares;

(iv) the amount payable on shares of such series in the event of any voluntary or involuntary liquidation, which shall not be deemed to Include the merger or consolidation of the corporation or a sale, lease, or conveyance of all or part of the assets of the corporation;

(v) the rights, if any, of the holders of such series to convert such shares into, or exchange such shares for, shares of Class A Common Stock or shares of any other series of Preferred Stock and the terms and conditions of such conversion or exchange;

(vi) the voting rights of shares of such series or absence thereof and the extent of such voting rights, if any.

(f) None of the holders of shares of any class of stock shall be entitled as a matter of right to purchase, subscribe for or otherwise acquire any new or additional shares of stock of the corporation of any class, or any options or warrants to purchase, subscribe for or otherwise acquire any such new or additional shares, or any shares, evidences of indebtedness or other securities convertible into or carrying options or warrants to purchase, subscribe for or otherwise acquire any such new or additional shares.

A majority vote of each class of stock, to-wit Class A and Class B, voting separately was necessary to adopt the amendment. At the time of the meeting of June 11, 1970, there were issued and outstanding a total of 1,145,212 shares of Class A Common Stock and 708,832 shares of Class B Common Stock. There were present and entitled to vote at the meeting 898,751 shares of Class A Common Stock and 708,832 shares of Class B Common Stock. The amendment to Article IV of the Restated Articles of Incorporation was adopted by an affirmative vote of 892,616 shares of Class A Common Stock with 6,135 shares voted against, and by an affirmative vote of 708,832 shares of Class B Common Stock with no shares voted against. The majority requirement was met by the vote of both classes of stock.

IN WITNESS WHEREOF, Cagle’s. Inc. has caused this amendment to its Restated Articles of Incorporation to be executed and its corporate seal to be affixed and has caused the foregoing to be attested, all by its duly authorized officers, on this 23 day of June, 1970.

CAGLE’S, INC.

/s/ Willard E. Strain

Executive Vice President

Attest:

/s/ Mahlon Chew

Secretary

IN THE SUPERIOR COURT OF FULTON COUNTY

STATE OF GEORGIA

THE AMENDMENT TO ARTICLE IV OF THE RESTATED ARTICLES OF INCORPORATION OF CAGLE'S, INC., being duly prepared in accordance with Georgia Code Annotated Section 22-904, having been presented to the Court in accordance with Georgia Code Annotated Section 22-905;

It is ordered, adjudged and decreed that the amendment is granted.

This 26 day of June, 1970.

/s/ Verlyn B. Moore

Judge, Superior Court, Fulton County, Georgia

PUBLISHER’S AFFIDAVIT

STATE OF GEORGIA,—County of Fulton.

Before me, the undersigned, a Notary Public, this day personally came Earl Higgins, who, being first duly sworn, according to law, says that he or she is the Agent of the Daily Report Company, publishers of the Fulton County Daily Report, the official newspaper in which the Sheriff’s advertisements in and for said County are published, and a newspaper of general circulation, with its principal place of business in said County, and that there has been deposited with said newspaper the cost of publishing four (4) insertions of a notice pursuant to Ga. Business Corporation Code of the granting of Amendment to Restated Articles of Incorporation to "Cagle's, Inc.".

Earl Higgins

Subscribed and sworn to before me this 26th day of June, 1970

George C. Pope

Notary Public, State at Large

STATE OF GEORGIA

COUNTY OF FULTON

I, J. W. SIMMONS, Clerk of the Superior Court of Fulton County, Georgia, do hereby certify that the within and foregoing is a true and correct copy of petition of CAGLES’, INC. for Charter AMENDMENT TO RESTATED ARTICLES OF INCORPORATION and the order of Court thereon allowing same, all of which appears of file and record in this office.

Given under my hand and seal of office

This the 26th day of JUNE, 1970.

/s/ J. W. Simmons

CLERK OF SUPERIOR COURT

FULTON COUNTY, GEORGIA

STATE OF GEORGIA

OFFICE OF THE SECRETARY OF STATE

I, Ben W. Fortson Jr. Secretary of the State of Georgia, do certify that

“CAGLE’S, INC.” and “CAGLE POULTRY & EGG CO.”, both corporations of the State of Georgia, were on the 1st day of October, 1973, duly merged under the laws of the State of Georgia, effective as of the 1st day of October, 1973, as recorded by the Superior Court of Fulton County, into “CAGLE’S, INC.”, the resulting corporation, in accordance with the certified copy hereto attached and that the original articles of merger have been duly filed in the office of the Secretary of State and the fees therefor paid, as prescribed by law.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the seal of office, at the Capitol, in the City of Atlanta, this 1st day of October in the year of our Lord One Thousand Nine Hundred and Seventy Three and of the Independence of the United States of America the One Hundred and Ninety-Eight.

/s/ Ben W. Fortson Jr.

Secretary of the State, Ex-Officio Corporation Commissioner of the State of Georgia.

IN THE SUPERIOR COURT OF FULTON COUNTY

STATE OF GEORGIA

Georgia

Fulton County

The petition of CAGLE POULTRY & EGG CO. and CAGLE’S, INC. shows the court as follows:

I.

The Articles of Merger of CAGLE POULTRY & EGG CO. into and with CAGLE'S, INC. are attached hereto.

WHEREFORE. the petitioners pray that the merger provided for in said Articles of Merger be granted.

SWIFT, CURRIE, McGHEE & HIERS

/s/ A. L. Mullins Jr.

A. L. Mullins Jr.

Attorney for Petitioners

ARTICLES OF MERGER OF CAGLE POULTRY & EGG CO. AND CAGLE'S, INC.

INTO

CAGLE’S INC.

I.

The Agreement and Plan of Merger attached hereto as Exhibit “A” and by reference made a part hereof, was duly approved by the Board of Directors, of Cagle Poultry & Egg Co. and the Board of Directors of Cagle’s Inc.

II.

The Agreement and Plan of Merger was not required to be submitted to or approved by the shareholders of either of the merging corporations because Cagle’s Inc. owns at least 90 of the outstanding shares of stock of Cagle Poultry & Egg Co., and is the surviving corporation of the merger, and the Agreement and Plan of Merger effects no change in the Articles of Incorporation of Cagle’s Inc.

The affirmative vote of 3 directors of Cagle Poultry & Egg Co. and 6 directors of Cagle’s Inc., respectively are required to approve the Agreement and Plan of Merger. The Agreement and Plan of Merger was approved by 4 directors of Cagle Poultry & Egg Co., and by 7 directors of Cagle’s Inc.

ATTEST:

(corporate seal) CAGLE’S, INC.

/s/ Mahlon H. Chew By: /s/ J. Douglas Cagle

Mahlon H. Chew, Secretary J. Douglas Cagle, President

ATTEST:

(corporate seal) CAGLE POULTRY & EGG CO.

/s/ Mahlon H. Chew By: /s/ J. Douglas Cagle

Mahlon H. Chew, Secretary J. Douglas Cagle, President

EXHIBIT "A"

AGREEMENT AND PLAN OF MERGER

CAGLE'S, INC. AND CAGLE POULTRY & EGG CO.

This Agreement and Plan of Merger and, and entered into this 24th day of September, 1973 (hereinafter referred to as the “Agreement”) by and between CAGLE’S INC., a Georgia corporation (hereinafter sometime referred to as the “Parent Corporation”), and CAGLE POULTRY & EGG CO.. a Georgia corporation (hereinafter sometime referred to as the “Subsidiary Corporation”). (said corporation being hereinafter sometimes referred to a. the “Constituent Corporations"):

WITNESSETH

WHEREAS, the Patent Corporation is a corporation duly organized and validly existing under the laws of the State of Georgia; and

WHEREAS, the Subsidiary Corporation is a corporation duly organized and validly existing under the laws of the State of Georgia; and

WHEREAS, the Boards of Directors of each of said corporation. deem it advisable and for the benefit of each of said corporations and their respective shareholders that the Subsidiary Corporation merge itself into the Parent Corporation;

NOW THEREFORE, for and in consideration of the premises and of the mutual agreements, promises and covenants hereinafter contained, it is hereby agreed by and between the parties hereto that the Subsidiary Corporation be merged into the Patent Corporation (hereinafter sometimes referred to as the “Surviving Corporation”), the corporate existence. of which shall he continued under the same name, and thereafter the individual existence of the Subsidiary Corporation shall cease. The terms and conditions of the merger hereby agreed upon and the mode of carrying the same into effect and the manner of converting the abate. of the Subsidiary Corporation into securities of the Surviving Corporation are and shall be follows:

1.

The acts and thing. required to be done by the Georgia Business Corporation Code (the “Code”) in order to make this Agreement effective, including the filing of the Articles of Merger in the manner provided for in the Code, shall be attended to and done by the proper officers of the Constituent

Corporations as soon as practicable.

2.

The merger herein contemplated shall be effective upon the filing of the Articles of Merger and the order thereon of the Judge of the Superior Court of Fulton County, Georgia, with the Clerk of said Court (the “Effective Date”).

3.

On the Effective Date of the merger, the Articles of Incorporation of the Patent Corporation, as amended to date, shall be the Articles of incorporation of the Surviving Corporation until further amended as provided by law,

4.

Until, altered, amended or repealed as therein provided, the bylaws of the Patent Corporation as in effect on the Effective Date shall be the Bylaws of the Surviving Corporation.

5.

Upon the merger contemplated herein becoming effective, the Directors of the Surviving Corporation shall be as follows:

NAME ADDRESS

George L. Cagle P.O. Box 4664, Atlanta, Ga. 30302

J. Douglas Cagle P.O. Box 4664, Atlanta, Ga. 30302

Willard E. Strain P.O. Box 38, Dalton, Ga. 30720

James Evans P.O. Box 4664, Atlanta, Ga. 30302

Mahlon H. Chew P.O. Box 38, Dalton, Ga. 30720

Warner S. Currie 2000 Ga. Light Tower, Atlanta, Ga. 30303

John B. Ellis 11 Marietta St. Atlanta, Ga. 30303

Lester Strain P.O. Box 570, Forsyth, Ga. 31029

W. W. Stribling 3401 First National Bank Tower, Atlanta, Ga. 30303

William R. Presley 612 Lee St., Atlanta, Ga. 30310

6.

Upon the Effective Date of the merger:

(a) Each share of the Common Stock of the Parent Corporation issued and outstanding immediately prior to the Effective Date shall continue unchanged and shall continue to evidence the same number of shares of the Common Stock of the Surviving Corporation.

(b) Since the Subsidiary Corporation is wholly owned by the Parent Corporation, each share of the Common Stock of the Subsidiary Corporation shall be cancelled.

IN WITNESS WHEREOF, CAGLE’S INC., AND CAGLE POULTRY & EGG CO. have each caused this Agreement and Plan of Merger to be executed on their respective behalfs and their respective corporate seals affixed and the foregoing attested, all by their respective, duly authorized officers on the 24th day of September, 1973.

ATTEST:

(corporate seal) CAGLE’S, INC.

/s/ Mahlon H. Chew By: /s/ J. Douglas Cagle

Mahlon H. Chew, Secretary J. Douglas Cagle, President

ATTEST:

(corporate seal) CAGLE POULTRY & EGG CO.

/s/ Mahlon H. Chew By: /s/ J. Douglas Cagle

Mahlon H. Chew, Secretary J. Douglas Cagle, President

ORDER

The Articles of Merger of CAGLE POULTRY & EGG CO. and CAGLE'S, INC. into CAGLE'S, INC. as the surviving corporation, having been examined and found lawful.

It is hereby ordered, that the merger of CAGLE POULTRY & EGG CO. into CAGLE'S, INC. as the surviving corporation be, and hereby is, granted.

This 1 day of October, 1973.

/s/ Sam Phillips McKenzie

Judge, Superior Court, Fulton County, Georgia

PUBLISHER’S AFFIDAVIT

STATE OF GEORGIA,—County of Fulton.

Before me, the undersigned, a Notary Public, this day personally came Walter R. Pressley, who, being first duly sworn, according to law, says that he or she is the Agent of the Daily Report Company, publishers of the Fulton County Daily Report, the official newspaper in which the Sheriff’s advertisements in and for said County are published, and a newspaper of general circulation, with its principal place of business in said County, and that there has been deposited with said newspaper the cost of publishing four (4) insertions of a notice pursuant to Ga. Business Corporation Code of the granting of Articles of Merger of CAGLE POULTRY & EGG CO. and CAGLE'S, INC. into CAGLE'S, INC..

/s/ Walter R. Pressley

Subscribed and sworn to before me this 1st day of October, 1973

/s/ George C. Pope

Notary Public, State at Large

STATE OF GEORGIA

COUNTY OF FULTON

I, BARBARA J. PRICE, Clerk of the Superior Court of Fulton County, Georgia, do hereby certify that the within and foregoing is a true and correct copy of petition of CAGLE POULTRY & EGG CO. and CAGLE'S, INC. Articles of Merger into CAGLE'S, INC..

Given under my hand and seal of office

This the 1st day of October, 1973.

/s/ Barbara J. Price

CLERK OF SUPERIOR COURT

FULTON COUNTY, GEORGIA

STATE OF GEORGIA

OFFICE OF THE SECRETARY OF STATE

I, Ben W. Fortson Jr. Secretary of the State of Georgia, do certify that

“CAGLE’S, INC.” and “CAMMON SEAFOOD AND POULTRY INC.”, both corporations of the State of Georgia, were on the 31st day of October, 1974, duly merged under the laws of the State of Georgia, effective as of the 1st day of October, 1973, as recorded by the Superior Court of Fulton County, into “CAGLE’S, INC.”, the resulting corporation, in accordance with the certified copy hereto attached and that the original articles of merger have been duly filed in the office of the Secretary of State and the fees therefor paid, as prescribed by law.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the seal of office, at the Capitol, in the City of Atlanta, this 31st day of October in the year of our Lord One Thousand Nine Hundred and Seventy Four and of the Independence of the United States of America the One Hundred and Ninety-ninth.

/s/ Ben W. Fortson Jr.

Secretary of the State, Ex-Officio Corporation Commissioner of the State of Georgia.

IN THE SUPERIOR COURT OF FULTON COUNTY

STATE OF GEORGIA

Georgia

Fulton County

The petition of CAMMON SEAFOOD AND POULTRY and CAGLE’S, INC. shows the court as follows:

I.

The Articles of Merger of CAMMON SEAFOOD AND POULTRY into and with CAGLE'S, INC. are attached hereto.

WHEREFORE. the petitioners pray that the merger provided for in said Articles of Merger be granted.

SWIFT, CURRIE, McGHEE & HIERS

/s/ Douglas W. Kessler

Douglas W. Kessler

Attorney for Petitioners

ARTICLES OF MERGER OF

CAMMON SEAFOOD AND POULTRY AND CAGLE'S, INC.

INTO CAGLE’S INC.

I.

The Agreement and Plan of Merger attached hereto as Exhibit “A” and by reference made a part hereof, was duly approved by the Board of Directors, of CAMMON SEAFOOD AND POULTRY and the Board of Directors of Cagle’s Inc.

II.

The Agreement and Plan of Merger was not required to be submitted to or approved by the shareholders of either of the merging corporations because Cagle’s Inc. owns at least 90 of the outstanding shares of stock of CAMMON SEAFOOD AND POULTRY, and is the surviving corporation of the merger, and the Agreement and Plan of Merger effects no change in the Articles of Incorporation of Cagle’s Inc.

The affirmative vote of three directors of CAMMON SEAFOOD AND POULTRY and six directors of Cagle’s Inc., respectively are required to approve the Agreement and Plan of Merger. The Agreement and Plan of Merger was approved by four directors of CAMMON SEAFOOD AND POULTRY, and by ten directors of Cagle’s Inc.

ATTEST:

(corporate seal) CAGLE’S, INC.

/s/ Kenneth R. Barkley By: /s/ J. Douglas Cagle

Kenneth R. Barkley, Assistant Secretary J. Douglas Cagle, President

ATTEST:

(corporate seal) CAMMON SEAFOOD AND POULTRY

/s/ Kenneth R. Barkley By: /s/ J. Douglas Cagle

Kenneth R. Barkley, Assistant Secretary J. Douglas Cagle, President

EXHIBIT "A"

AGREEMENT AND PLAN OF MERGER

CAGLE'S, INC. AND CAMMON SEAFOOD AND POULTRY

This Agreement and Plan of Merger and, and entered into this 15th day of October, 1974 (hereinafter referred to as the “Agreement”) by and between CAGLE’S INC., a Georgia corporation (hereinafter sometime referred to as the “Parent Corporation”), and CAMMON SEAFOOD AND POULTRY. a Georgia corporation (hereinafter sometime referred to as the “Subsidiary Corporation”). (said corporation being hereinafter sometimes referred to a. the “Constituent Corporations"):

WITNESSETH

WHEREAS, the Patent Corporation is a corporation duly organized and validly existing under the laws of the State of Georgia; and

WHEREAS, the Subsidiary Corporation is a corporation duly organized and validly existing under the laws of the State of Georgia; and

WHEREAS, the Boards of Directors of each of said corporation. deem it advisable and for the benefit of each of said corporations and their respective shareholders that the Subsidiary Corporation merge itself into the Parent Corporation;

NOW THEREFORE, for and in consideration of the premises and of the mutual agreements, promises and covenants hereinafter contained, it is hereby agreed by and between the parties hereto that the Subsidiary Corporation be merged into the Patent Corporation (hereinafter sometimes referred to as the “Surviving Corporation”), the corporate existence. of which shall he continued under the same name, and thereafter the individual existence of the Subsidiary Corporation shall cease. The terms and conditions of the merger hereby agreed upon and the mode of carrying the same into effect and the manner of converting the abate. of the Subsidiary Corporation into securities of the Surviving Corporation are and shall be follows:

1.

The acts and thing. required to be done by the Georgia Business Corporation Code (the “Code”) in order to make this Agreement effective, including the filing of the Articles of Merger in the manner provided for in the Code, shall be attended to and done by the proper officers of the Constituent Corporations as soon as practicable.

2.

The merger herein contemplated shall be effective upon the filing of the Articles of Merger and the order thereon of the Judge of the Superior Court of Fulton County, Georgia, with the Clerk of said Court (the “Effective Date”).

3.

On the Effective Date of the merger, the Articles of Incorporation of the Patent Corporation, as amended to date, shall be the Articles of incorporation of the Surviving Corporation until further amended as provided by law,

4.

Until, altered, amended or repealed as therein provided, the bylaws of the Patent Corporation as in effect on the Effective Date shall be the Bylaws of the Surviving Corporation.

5.

Upon the merger contemplated herein becoming effective, the Directors of the Surviving Corporation shall be as follows:

NAME ADDRESS

George L. Cagle P.O. Box 4664, Atlanta, Ga. 30302

J. Douglas Cagle P.O. Box 4664, Atlanta, Ga. 30302

Willard E. Strain P.O. Box 38, Dalton, Ga. 30720

James Evans P.O. Box 4664, Atlanta, Ga. 30302

Mahlon H. Chew P.O. Box 38, Dalton, Ga. 30720

Warner S. Currie 2000 Ga. Light Tower, Atlanta, Ga. 30303

John B. Ellis 11 Marietta St. Atlanta, Ga. 30303

Lester Strain P.O. Box 570, Forsyth, Ga. 31029

W. W. Stribling 3401 First National Bank Tower, Atlanta, Ga. 30303

William R. Presley 612 Lee St., Atlanta, Ga. 30310

6.

Upon the Effective Date of the merger:

(a) Each share of the Common Stock of the Parent Corporation issued and outstanding immediately prior to the Effective Date shall continue unchanged and shall continue to evidence the same number of shares of the Common Stock of the Surviving Corporation.

(b) Since the Subsidiary Corporation is wholly owned by the Parent Corporation, each share of the Common Stock of the Subsidiary Corporation shall be cancelled.

IN WITNESS WHEREOF, CAGLE’S INC., AND CAMMON SEAFOOD AND POULTRY have each caused this Agreement and Plan of Merger to be executed on their respective behalf's and their respective corporate seals affixed and the foregoing attested, all by their respective, duly authorized officers on the 15th day of October, 1974.

ATTEST:

(corporate seal) CAGLE’S, INC.

/s/ Kenneth R. Barkley By: /s/ J. Douglas Cagle

Kenneth R. Barkley, Assistant Secretary J. Douglas Cagle, President

ATTEST:

(corporate seal) CAMMON SEAFOOD AND POULTRY

/s/ Kenneth R. Barkley By: /s/ J. Douglas Cagle

Kenneth R. Barkley, Assistant Secretary J. Douglas Cagle, President

ORDER

The Articles of Merger of CAMMON SEAFOOD AND POULTRY and CAGLE'S, INC. into CAGLE'S, INC. as the surviving corporation, having been examined and found lawful.

It is hereby ordered, that the merger of CAMMON SEAFOOD AND POULTRY into CAGLE'S, INC. as the surviving corporation be, and hereby is, granted.

This 31 day of October, 1974.

/s/ Virlyn B. Moore

Judge, Superior Court, Fulton County, Georgia

PUBLISHER’S AFFIDAVIT

STATE OF GEORGIA,—County of Fulton.

Before me, the undersigned, a Notary Public, this day personally came John Harrison, who, being first duly sworn, according to law, says that he or she is the Agent of the Daily Report Company, publishers of the Fulton County Daily Report, the official newspaper in which the Sheriff’s advertisements in and for said County are published, and a newspaper of general circulation, with its principal place of business in said County, and that there has been deposited with said newspaper the cost of publishing four (4) insertions of a notice pursuant to Ga. Business Corporation Code of the granting of Articles of Merger of CAMMON SEAFOOD AND POULTRY and CAGLE'S, INC. under name of CAGLE'S, INC..

/s/ John Harrison

Subscribed and sworn to before me this 31st day of October, 1974

/s/ George C. Pope

Notary Public, State at Large

STATE OF GEORGIA

COUNTY OF FULTON

I, BARBARA J. PRICE, Clerk of the Superior Court of Fulton County, Georgia, do hereby certify that the within and foregoing is a true and correct copy of petition of CAMMON SEAFOOD AND POULTRY and CAGLE'S, INC. Articles of Merger

Surviving corporation to be:

CAGLE'S, INC.

And the Order of Court theron allowing same, all of which appears of file and record in this office.

Given under my hand and seal of office

This the 31 day of October, 1974.

/s/ Barbara J. Price

CLERK OF SUPERIOR COURT

FULTON COUNTY, GEORGIA

STATE OF GEORGIA

OFFICE OF THE SECRETARY OF STATE

I, Ben W. Fortson Jr. Secretary of the State of Georgia, do certify that

“CAGLE’S, INC.” a Georgia corporation and “BIG WILLS POULTRY INC.”, an Alabama corporation, were on the 31st day of March, 1976, effective as of the 4th day of April, 1976 duly merged under the laws of the State of Georgia by the Superior Court of Fulton County, into “CAGLE’S, INC.”, the resulting corporation, in accordance with the certified copy hereto attached and that the original articles of merger have been duly filed in the office of the Secretary of State and the fees therefor paid, as prescribed by law.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the seal of office, at the Capitol, in the City of Atlanta, this 31st day of March in the year of our Lord One Thousand Nine Hundred and Seventy Six and of the Independence of the United States of America the Two Hundredth.

/s/ Ben W. Fortson Jr.

Secretary of the State, Ex-Officio Corporation Commissioner of the State of Georgia.

IN THE SUPERIOR COURT OF FULTON COUNTY

STATE OF GEORGIA

Georgia

Fulton County

The petition of BIG WILLS POULTRY INC. and CAGLE’S, INC. shows the court as follows:

I.

The Articles of Merger of BIG WILLS POULTRY INC. into and with CAGLE'S, INC. are attached hereto.

WHEREFORE. the petitioners pray that the merger provided for in said Articles of Merger be granted.

SWIFT, CURRIE, McGHEE & HIERS

/s/ Douglas W. Kessler

Douglas W. Kessler

Attorney for Petitioners

ORDER

The Articles of Merger of BIG WILLS POULTRY INC. and CAGLE'S, INC. into CAGLE'S, INC. as the surviving corporation, having been examined and found lawful.

It is hereby ordered, that the merger of BIG WILLS POULTRY INC. into CAGLE'S, INC. as the surviving corporation be, and hereby is, granted.

This 31 day of March, 1976.

/s/ E. E. Andrews

Judge, Superior Court, Fulton County, Georgia

ARTICLES OF MERGER OF

BIG WILLS POULTRY INC. AND CAGLE'S, INC.

INTO CAGLE’S INC.

I.

The Agreement and Plan of Merger attached hereto as Exhibit “A” and by reference made a part hereof, was duly approved by the Board of Directors, of BIG WILLS POULTRY INC. and the Board of Directors of CAGLE'S, INC.

II.

The affirmative vote of the holders of 135 shares of the Common Stock of BIG WILLS POULTRY, INC. outstanding are required to adopt the Agreement and Plan of Merger. On the date of the submission of the Agreement and Plan of Merger to the shareholders of BIG WILLS POULTRY, INC., 277 shares of Common Stock were outstanding and entitled to vote thereon. The Agreement and Plan of Merger was adopted by the affirmative vote of the holders of 277 shares of Common Stock.

III.

The Agreement and Plan of Merger was not required to be submitted to the shareholders of CAGLE’S, INC. the surviving corporation, because the Agreement and Plan of Merger does not effect any change in or amendment to the Articles of Incorporation of the corporation, no new shares of the corporation are to be issued pursuant to the Agreement and Plan of Merger, and the Articles of Incorporation of the corporation do not require the approval of the Agreement and Plan of Merger by the shareholders of the corporation.

The affirmative vote of five directors of CAGLE’S, INC. and five directors of BIG WILLS POULTRY, INC., respectively are required to approve the Agreement and Plan of Merger. The Agreement and Plan of Merger was approved by eight directors of CAGLE'S, INC. and by eight directors of BIG WILLS POULTRY, INC.

IN WITNESS WHEREOF, CAGLE'S, INC. and BIG WILLS POULTRY INC. have caused these Articles of Merger to be executed and have caused the foregoing to be attested, all by their duly authorized officers, on the 19th day of February, 1976.

ATTEST:

(corporate seal) CAGLE’S, INC.

/s/ Mahlon H. Chew By: /s/ J. Douglas Cagle

Mahlon H. Chew, Secretary J. Douglas Cagle, President

ATTEST:

(corporate seal) BIG WILLS POULTRY, INC.

/s/ Mahlon H. Chew By: /s/ J. Douglas Cagle

Mahlon H. Chew, Secretary J. Douglas Cagle, President

EXHIBIT "A"

AGREEMENT AND PLAN OF MERGER

CAGLE'S, INC. AND BIG WILLS POULTRY INC.

This Agreement and Plan of Merger made and entered into this 22nd day of January, 1976, (hereinafter referred to as the “Agreement”) by and between CAGLE’S, INC., a Georgia corporation (hereinafter sometimes referred to as the “Parent Corporation” and hereinafter sometimes referred to as the “Surviving Corporation”) and BIG WILLS POULTRY, INC., an Alabama Corporation (hereinafter sometimes referred to as the “Subsidiary Corporation”), (said corporations being hereinafter sometimes collectively referred to as the “Constituent Corporations”):

W I T N E S S E T H :

WHEREAS, the Parent Corporation is a corporation duly organized and validly existing under the laws of the State of Georgia; and

WHEREAS, the Subsidiary Corporation is a corporation duly organized and validly existing under the laws of the State of Alabama; and

WHEREAS, the Boards of Directors of each of said corporations deem it advisable and for the benefit of each of said corporations and their respective shareholders that the Subsidiary Corporation merge itself into the Parent Corporation;

NOW, THEREFORE, for and in consideration of the premises and of the mutual agreements, promises and covenants hereinafter contained, it is hereby agreed by and between the parties hereto, subject to the approval and adoption of this Agreement by the shareholders of the Subsidiary Corporation, that the Subsidiary Corporation be merged into the Parent Corporation, the corporate existence of which shall be continued under the same name, and thereafter the individual existence of the Subsidiary Corporation shall cease. The terms and conditions of the merger hereby agreed upon and the mode of carrying the same into effect are and shall be as follows:

1.

The acts and things required to be done by the Georgia Business Corporation Code (the “Code”) and the Alabama Business Corporation Act (the “Act”) in order to make this Agreement effective, including the submission of this Agreement to the shareholders of the Subsidiary Corporation and the filing of the Articles of Merger and the Plan of Merger in the manner provided for in the Code and the Act, shall be attended to and done by the proper officers of the Constituent Corporations as soon as practicable.

2.

The merger herein contemplated shall be and become effective as of 12:01 a.m. April 4, 1976 (the “Effective Date”).

3.

On the Effective Date of the merger, the Articles of Incorporation of the Parent Corporation, as amended to date, shall be the Articles of Incorporation of the Surviving Corporation until further amended as provided by law. No changes in the Articles of Incorporation of the Surviving Corporation are to be effected by the merger. The state of incorporation of the Surviving Corporation shall be and remain the State of Georgia, and the Surviving Corporation shall continue to be governed by the laws of the State of Georgia. Since the Surviving Corporation is a Georgia corporation, the Articles of Incorporation of the Surviving Corporation on file in the offices of the Secretary of State of Georgia and the Secretary of State of Alabama are incorporated by reference herein, pursuant to Section 67(e) of the Alabama Business Corporation Act.

4.

Until altered, amended or repealed as therein provided, the By-Laws of the Parent Corporation as in effect on the Effective Date shall be the By-Laws of the Surviving Corporation.

5.

Upon the merger contemplated herein becoming effective, the Officers and Directors of the Parent Corporation in office on the Effective Date shall be the Officers and Directors of the Surviving Corporation.

6.

Upon the Effective Date of the merger:

(a) Each share of the Common Stock of the Parent Corporation issued and outstanding immediately prior to the Effective Date shall continue unchanged and shall continue to evidence the same number of shares of the Common Stock of the Surviving Corporation;

(b) The shares of Common Stock of the Subsidiary Corporation shall not be converted into shares of the Surviving Corporation but shall be canceled.

7.

Upon the Effective Date, the separate existence of the Subsidiary Corporation shall cease, and in accordance with the terms of this Agreement, the Surviving Corporation shall possess all the rights, privileges, immunities and franchises as well of a public as of a private nature, of each of the Constituent Corporations; and all property, real, personal and mixed, and all debts due on whatever account, including subscriptions to shares, and all other chooses in action and all and every other interest of or belonging to or due to each of such corporations shall be taken and deemed to be transferred to and vested in the Surviving Corporation without further act or deed; and all property, rights and privileges, powers and franchises and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of the respective Constituent Corporations, and the title to any real estate, whether by deed or otherwise, vested in either of said corporations, shall not revert or be in any way impaired by reason of this merger. The Surviving Corporation shall thenceforth be responsible and liable for all the liabilities and obligations of the Constituent Corporations, and any claim existing or action or proceeding pending by or against either of said Constituent Corporations may be prosecuted as if the merger had not taken place, or the Surviving Corporation may be substituted in its place. Neither the rights of creditors nor any liens upon the property of either of the Constituent Corporations shall be impaired by the merger.

8.

If at any time the Surviving Corporation shall consider or be advised that any further assignments or assurances in law or any things are necessary or desirable to vest in said corporation, according to the terms hereof, the title to any property or rights of the Subsidiary Corporation, the proper officers and directors of the Subsidiary Corporation shall and will execute and make all such proper assignments and assurances and do all things necessary or proper to vest title in such property or rights in the Surviving Corporation, and otherwise to carry out the purposes of this Agreement.

9.

Anything herein to the contrary notwithstanding this Agreement and Plan of Merger may be terminated and abandoned at any time prior to the Effective Date of the merger by mutual consent of the Board of Directors of both Constituent Corporations expressed in an instrument in writing signed on behalf of each by its President and Secretary.

IN WITNESS WHEREOF, this Agreement and Plan of Merger having been duly authorized by the respective Boards of Directors of the Surviving Corporation (in accordance with the laws of the State of Georgia) and of the Subsidiary Corporation (in accordance with the laws of the State of Alabama), the Surviving Corporation and the Subsidiary Corporation have each caused this Agreement and Plan of Merger to be executed on their respective behalf s and their respective corporate seals affixed and the foregoing attested, all by their respective duly authorized officers on the 22nd day of January, 1976.

IN WITNESS WHEREOF, this Agreement and Plan of Merger having been duly authorized by the respective Boards of Directors of the Surviving Corporation (in accordance with the laws of the State of Georgia) and of the Subsidiary Corporation (in accordance with the laws of the State of Alabama), the Surviving Corporation and the Subsidiary Corporation have each caused this Agreement and Plan of Merger to be executed on their respective behalf s and their respective corporate seals affixed and the foregoing attested, all by their respective duly authorized officers on the 22nd day of January, 1976.

ATTEST:

(corporate seal) CAGLE’S, INC.

/s/ Mahlon H. Chew By: /s/ J. Douglas Cagle

Mahlon H. Chew, Secretary J. Douglas Cagle, President

ATTEST:

(corporate seal) BIG WILLS POULTRY, INC.

/s/ Mahlon H. Chew By: /s/ J. Douglas Cagle

Mahlon H. Chew, Secretary J. Douglas Cagle, President

PUBLISHER’S AFFIDAVIT

STATE OF GEORGIA,—County of Fulton.

Before me, the undersigned, a Notary Public, this day personally came John Harrison, who, being first duly sworn, according to law, says that he or she is the Agent of the Daily Report Company, publishers of the Fulton County Daily Report, the official newspaper in which the Sheriff’s advertisements in and for said County are published, and a newspaper of general circulation, with its principal place of business in said County, and that there has been deposited with said newspaper the cost of publishing four (4) insertions of a notice pursuant to Ga. Business Corporation Code of the granting of Articles of Merger of BIG WILLS POULTRY INC. (an Ala. Corp) and CAGLE'S, INC. (a Ga. Corp) under name of CAGLE'S, INC..

/s/ John Harrison

Subscribed and sworn to before me this 31st day of March, 1976

/s/ unreadable

Notary Public, State at Large

STATE OF GEORGIA

COUNTY OF FULTON

I, BARBARA J. PRICE, Clerk of the Superior Court of Fulton County, Georgia, do hereby certify that the within and foregoing is a true and correct copy of petition of

BIG WILLS POULTRY INC. and CAGLE'S, INC.

For Charter Articles of Merger into: CAGLE'S, INC.

And the Order of Court theron allowing same, all of which appears of file and record in this office.

Given under my hand and seal of office

This the 31 day of March, 1976.

/s/ Barbara J. Price

CLERK OF SUPERIOR COURT

FULTON COUNTY, GEORGIA

STATE OF GEORGIA

OFFICE OF THE SECRETARY OF STATE

I, Ben W. Fortson Jr. Secretary of the State of Georgia, do certify that

“CAGLE’S, INC.” a Georgia corporation and “CAGLE'S OF FLORIDA, INC.”, an Florida corporation, were on the 31st day of March, 1976, effective as of the 4th day of April, 1976 duly merged under the laws of the State of Georgia by the Superior Court of Fulton County, into “CAGLE’S, INC.”, the resulting corporation, in accordance with the certified copy hereto attached and that the original articles of merger have been duly filed in the office of the Secretary of State and the fees therefor paid, as prescribed by law.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the seal of office, at the Capitol, in the City of Atlanta, this 31st day of March in the year of our Lord One Thousand Nine Hundred and Seventy Six and of the Independence of the United States of America the Two Hundredth.

/s/ Ben W. Fortson Jr.

Secretary of the State, Ex-Officio Corporation Commissioner of the State of Georgia.

IN THE SUPERIOR COURT OF FULTON COUNTY

STATE OF GEORGIA

Georgia

Fulton County

The petition of CAGLE'S OF FLORIDA, INC. and CAGLE’S, INC. shows the court as follows:

I.

The Articles of Merger of CAGLE'S OF FLORIDA, INC. into and with CAGLE'S, INC. are attached hereto.

WHEREFORE. the petitioners pray that the merger provided for in said Articles of Merger be granted.

SWIFT, CURRIE, McGHEE & HIERS

/s/ Douglas W. Kessler

Douglas W. Kessler

Attorney for Petitioners

ORDER

The Articles of Merger of CAGLE'S OF FLORIDA, INC. and CAGLE'S, INC. into CAGLE'S, INC. as the surviving corporation, having been examined and found lawful.

It is hereby ordered, that the merger of CAGLE'S OF FLORIDA, INC. into CAGLE'S, INC. as the surviving corporation be, and hereby is, granted.

This 31 day of March, 1976.

/s/ E. E. Andrews

Judge, Superior Court, Fulton County, Georgia

ARTICLES OF MERGER OF

CAGLE'S OF FLORIDA, INC. AND CAGLE'S, INC.

INTO CAGLE’S INC.

Pursuant to the provisions of Sections 76 and 73 of the Florida General Corporation Act and Sections 22-1005 and 22-1008 of the Georgia Business Corporation Code, the undersigned corporations adopt the following Articles of Merger for the purpose of merging a subsidiary corporation, CAGLE’S OF FLORIDA, INC., into its parent corporation, CAGLE’S, INC., which is the surviving corporation:

I.

CAGLE’S OF FLORIDA INC. is incorporated under the laws of Florida, and the laws of such jurisdiction permit such a merger. CAGLE’S, INC. is incorporated under the laws of Georgia, and the laws of such jurisdiction permit such a merger.

II.

The Agreement and Plan of Merger attached hereto as 'Exhibit A” and by reference made a part hereof was adopted by CAGLE ‘S OF FLORIDA, INC. in the manner prescribed by the laws of the jurisdiction under which it is organized and by CAGLE’S, INC. in the manner prescribed by the laws of the jurisdiction under which it is organized. The aforesaid Agreement and Plan of Merger was duly approved by the Boards of Directors of both of said corporations.

III.

The number of outstanding shares of each class of the subsidiary corporation and the number of such shares of each class owned by the surviving corporation are as follows:

Number of Number of Shares Name of Shares Designation Owned by Subsidiary Outstanding of Class Surviving Corporation

CAGLE’S OF

FLORIDA, INC. 200 common 200

IV.

A copy of the Agreement and Plan of Merger was mailed on January 22, 1976 to each shareholder of record of the subsidiary corporation, and holders of all outstanding shares of the subsidiary corporation waived nailing of said copy of the Agreement and Plan of Merger by written waiver dated February 19, 1976, pursuant to Section 76 of the Florida General Corporation Act.

V.

The Agreement and Plan of Merger was not required to be submitted to or approved by the shareholders of either of the merging corporations because CAGLE’S, INC. owns at least 90% of the outstanding shares each class of stock of CAGLE’S OF FLORIDA, INC. and is the surviving corporation of the merger, and the Agreement and Plan of Merger effects no change in the Articles of Incorporation of CAGLE’S, INC.

The affirmative vote of five directors of CAGLE’S, INC. and five directors of CAGLE’S OF FLORIDA, INC., respectively, are required to approve the Agreement and Plan of Merger.

The Agreement and Plan of Merger was approved by eight directors of CAGLE’S, INC. and by eight directors of CAGLE’S OF FLORIDA, INC.

VI.

CAGLE’S, INC. hereby:

(a) Agrees that it may be served with process in the State of Florida in any proceeding for the enforcement of any obligation of the subsidiary corporation and in any proceeding for the enforcement of the rights of a dissenting shareholder of the subsidiary corporation against the surviving corporation;

(b) Irrevocably appoints the Secretary of State of Florida as its agent to accept service of process in any such proceeding and requests the Secretary of State of Florida to mail a copy of any such process to the following address: Cagle's, Inc., Attention: Mr. J. Douglas Cagle, President, 2000 Hills Avenue, Atlanta, Georgia 30318; and

(c) Agrees that it will promptly pay to the dissenting shareholders of the subsidiary corporation the amount, if any, to which they shall be entitled under the provisions of the Florida General Corporation Act with respect to the rights of dissenting shareholders.

IN WITNESS WHEREOF, CAGLE’S, INC. and CAGLE’S OF FLORIDA, INC. have caused these Articles of Merger to be executed and have caused the foregoing to be attested, all by their duly authorized officers on this 19th day of February, 1976.

ATTEST:

(corporate seal) CAGLE’S, INC.

/s/ Mahlon H. Chew By: /s/ J. Douglas Cagle

Mahlon H. Chew, Secretary J. Douglas Cagle, President

ATTEST:

(corporate seal) CAGLE’S OF FLORIDA, INC.

/s/ Mahlon H. Chew By: /s/ J. Douglas Cagle

Mahlon H. Chew, Secretary J. Douglas Cagle, President

ACKNOWLEDGEMENT

STATE OF GEORGIA

COUNTY OF FULTON

The foregoing instrument was acknowledged before me this 19th day of February, 1976, by J. Douglas Cagle, President of Cagle's, Inc., a Georgia Corporation, on behalf of the corporation.

/s/ Douglas W. Kessler

Douglas W. Kessler

Notary Public, State of Georgia at Large EXHIBIT "A"

AGREEMENT AND PLAN OF MERGER

CAGLE'S, INC. AND CAGLE'S OF FLORIDA, INC.

This Agreement and Plan of Merger made and entered into this 22nd day of January, 1976, (hereinafter referred to as the “Agreement”) by and between CAGLE’S, INC., a Georgia corporation (hereinafter sometimes referred to as the “Parent Corporation” and hereinafter sometimes referred to as the “Surviving Corporation”) and CAGLE'S OF FLORIDA, INC., an Florida Corporation (hereinafter sometimes referred to as the “Subsidiary Corporation”), (said corporations being hereinafter sometimes collectively referred to as the “Constituent Corporations”):

W I T N E S S E T H :

WHEREAS, the Parent Corporation is a corporation duly organized and validly existing under the laws of the State of Georgia; and

WHEREAS, the Subsidiary Corporation is a corporation duly organized and validly existing under the laws of the State of Florida; and

WHEREAS, the Boards of Directors of each of said corporations deem it advisable and for the benefit of each of said corporations and their respective shareholders that the Subsidiary Corporation merge itself into the Parent Corporation;

NOW, THEREFORE, for and in consideration of the premises and of the mutual agreements, promises and covenants hereinafter contained, it is hereby agreed by and between the parties hereto, subject to the approval and adoption of this Agreement by the shareholders of the Subsidiary Corporation, that the Subsidiary Corporation be merged into the Parent Corporation, the corporate existence of which shall be continued under the same name, and thereafter the individual existence of the Subsidiary Corporation shall cease. The terms and conditions of the merger hereby agreed upon and the mode of carrying the same into effect are and shall be as follows:

1.

The acts and things required to be done by the Georgia Business Corporation Code (the “Code”) and the Florida General Corporation Act (the “Act”) in order to make this Agreement effective, including the mailing of a copy of this Plan to the shareholders of the Subsidiary Corporation and the filing of the Articles of Merger and the Plan of Merger in the manner provided for in the Code and the Act, shall be attended to and done by the proper officers of the Constituent Corporations as soon as practicable.

2.

The merger herein contemplated shall be and become effective as of 12:01 a.m. April 4, 1976 (the “Effective Date”).

3.

On the Effective Date of the merger, the Articles of Incorporation of the Parent Corporation, as amended to date, shall be the Articles of Incorporation of the Surviving Corporation until further amended as provided by law. No changes in the Articles of Incorporation of the Surviving Corporation are to be effected by the merger. The state of incorporation of the Surviving Corporation shall be and remain the State of Georgia, and the Surviving Corporation shall continue to be governed by the laws of the State of Georgia, and the Surviving Corporation shall continue to be governed by the laws of the State of Georgia.

4.

Until altered, amended or repealed as therein provided, the By-Laws of the Parent Corporation as in effect on the Effective Date shall be the By-Laws of the Surviving Corporation.

5.

Upon the merger contemplated herein becoming effective, the Officers and Directors of the Parent Corporation in office on the Effective Date shall be the Officers and Directors of the Surviving Corporation.

6.

Upon the Effective Date of the merger:

(a) Each share of the Common Stock of the Parent Corporation issued and outstanding immediately prior to the Effective Date shall continue unchanged and shall continue to evidence the same number of shares of the Common Stock of the Surviving Corporation;

(b) The shares of Common Stock of the Subsidiary Corporation shall not be converted into shares of the Surviving Corporation but shall be canceled.

7.

Upon the Effective Date, the separate existence of the Subsidiary Corporation shall cease, and in accordance with the terms of this Agreement, the Surviving Corporation shall possess all the rights, privileges, immunities and franchises as well of a public as of a private nature, of each of the Constituent Corporations; and all property, real, personal and mixed, and all debts due on whatever account, including subscriptions to shares, and all other chooses in action and all and every other interest of or belonging to or due to each of such corporations shall be taken and deemed to be transferred to and vested in the Surviving Corporation without further act or deed; and all property, rights and privileges, powers and franchises and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of the respective Constituent Corporations, and the title to any real estate, whether by deed or otherwise, vested in either of said corporations, shall not revert or be in any way impaired by reason of this merger. The Surviving Corporation shall thenceforth be responsible and liable for all the liabilities and obligations of the Constituent Corporations, and any claim existing or action or proceeding pending by or against either of said Constituent Corporations may be prosecuted as if the merger had not taken place, or the Surviving Corporation may be substituted in its place. Neither the rights of creditors nor any liens upon the property of either of the Constituent Corporations shall be impaired by the merger.

8.

If at any time the Surviving Corporation shall consider or be advised that any further assignments or assurances in law or any things are necessary or desirable to vest in said corporation, according to the terms hereof, the title to any property or rights of the Subsidiary Corporation, the proper officers and directors of the Subsidiary Corporation shall and will execute and make all such proper assignments and assurances and do all things necessary or proper to vest title in such property or rights in the Surviving Corporation, and otherwise to carry out the purposes of this Agreement.

9.

Anything herein to the contrary notwithstanding this Agreement and Plan of Merger may be terminated and abandoned at any time prior to the Effective Date of the merger by mutual consent of the Board of Directors of both Constituent Corporations expressed in an instrument in writing signed on behalf of each by its President and Secretary.

10.

Anything herein to the contrary notwithstanding, any shareholder of the Subsidiary Corporation who dissents from the merger set forth herein is entitled, if he complies with the provisions of the Florida General Corporation Act regarding the rights of dissenting shareholders, to be paid the fair value of his shares in cash.

IN WITNESS WHEREOF, this Agreement and Plan of Merger having been duly authorized by the respective Boards of Directors of the Surviving Corporation (in accordance with the laws of the State of Georgia) and of the Subsidiary Corporation (in accordance with the laws of the State of Florida), the Surviving Corporation and the Subsidiary Corporation have each caused this Agreement and Plan of Merger to be executed on their respective behalf's and their respective corporate seals affixed and the foregoing attested, all by their respective duly authorized officers on the 22nd day of January, 1976.

ATTEST:

(corporate seal) CAGLE’S, INC.

/s/ Mahlon H. Chew By: /s/ J. Douglas Cagle

Mahlon H. Chew, Secretary J. Douglas Cagle, President

ATTEST:

(corporate seal) CAGLE'S OF FLORIDA, INC.

/s/ Mahlon H. Chew By: /s/ J. Douglas Cagle

Mahlon H. Chew, Secretary J. Douglas Cagle, President

PUBLISHER’S AFFIDAVIT

STATE OF GEORGIA,—County of Fulton.

Before me, the undersigned, a Notary Public, this day personally came John Harrison, who, being first duly sworn, according to law, says that he or she is the Agent of the Daily Report Company, publishers of the Fulton County Daily Report, the official newspaper in which the Sheriff’s advertisements in and for said County are published, and a newspaper of general circulation, with its principal place of business in said County, and that there has been deposited with said newspaper the cost of publishing four (4) insertions of a notice pursuant to Ga. Business Corporation Code of the granting of Articles of Merger of CAGLE'S OF FLORIDA, INC. (an Fla. Corp) and CAGLE'S, INC. (a Ga. Corp) under name of CAGLE'S, INC. (a Ga. Corp)

/s/ John Harrison

Subscribed and sworn to before me this 31st day of March, 1976

/s/ unreadable

Notary Public, State at Large

STATE OF GEORGIA

COUNTY OF FULTON

I, BARBARA J. PRICE, Clerk of the Superior Court of Fulton County, Georgia, do hereby certify that the within and foregoing is a true and correct copy of petition of

CAGLE'S OF FLORIDA, INC. and CAGLE'S, INC.

For Charter Articles of Merger into: CAGLE'S, INC.

And the Order of Court theron allowing same, all of which appears of file and record in this office.

Given under my hand and seal of office

This the 31 day of March, 1976.

/s/ Barbara J. Price

CLERK OF SUPERIOR COURT

FULTON COUNTY, GEORGIA

STATE OF GEORGIA

OFFICE OF THE SECRETARY OF STATE

I, Ben W. Fortson Jr. Secretary of the State of Georgia, do certify that

“CAGLE’S, INC.” and “GEORGIA POULTRY FEED MILLS, INC.”, both corporations of the State of Georgia, have been duly merged under the laws of the State of Georgia and filed in the office of the Secretary of State on the 2nd day of January, 1979, effective the 2nd day of January, 1979, into “CAGLE’S, INC.”, the resulting corporation, in accordance with the certified copy hereto attached and that the original articles of merger have been duly filed in the office of the Secretary of State and the fees therefor paid, as prescribed by law.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the seal of office, at the Capitol, in the City of Atlanta, this 2nd day of January in the year of our Lord One Thousand Nine Hundred and Seventy Nine and of the Independence of the United States of America the One Hundred and Two Hundred and Three.

/s/ Ben W. Fortson Jr.

Secretary of the State, Ex-Officio Corporation Commissioner of the State of Georgia

ARTICLES OF MERGER OF

GEORGIA POULTRY FEED MILLS, INC. AND CAGLE'S, INC.

INTO CAGLE’S INC.

I.

The Agreement and Plan of Merger attached hereto as Exhibit “A” and by reference made a part hereof, was duly approved by the Board of Directors, of GEORGIA POULTRY FEED MILLS, INC. and the Board of Directors of Cagle’s Inc.

II.

The Agreement and Plan of Merger was not required to be submitted to or approved by the shareholders of either of the merging corporations because Cagle’s Inc. owns at least ninety (90%) percent of the outstanding shares of stock of GEORGIA POULTRY FEED MILLS, INC., and is the surviving corporation of the merger, and the Agreement and Plan of Merger effects no change in the Articles of Incorporation of Cagle’s Inc., and the Articles of Incorporation of the merging corporations do not require the approval of the Agreement and Plan of Merger by the shareholders of the merging corporations.

The affirmative vote of five directors of Cagle’s Inc. and three directors of GEORGIA POULTRY FEED MILLS, INC., respectively are required to approve the Agreement and Plan of Merger. The Agreement and Plan of Merger was approved by eight directors of Cagle’s Inc., and by four directors of GEORGIA POULTRY FEED MILLS, INC.

III.

The merger shall be effective at the time of delivery to the Secretary of State of these Articles of Merger.

ATTEST:

(corporate seal) CAGLE’S, INC.

/s/ Kenneth R. Barkley By: /s/ J. Douglas Cagle

Kenneth R. Barkley, Secretary J. Douglas Cagle, President

ATTEST:

(corporate seal) GEORGIA POULTRY FEED MILLS, INC.

/s/ Kenneth R. Barkley By: /s/ J. Douglas Cagle

Kenneth R. Barkley, Secretary J. Douglas Cagle, President

EXHIBIT "A"

AGREEMENT AND PLAN OF MERGER

CAGLE'S, INC. AND GEORGIA POULTRY FEED MILLS, INC.

This Agreement and Plan of Merger and, and entered into this 29th day of December, 1978 (hereinafter referred to as the “Agreement”) by and between CAGLE’S INC., a Georgia corporation (hereinafter sometime referred to as the “CAGLE'S”), and GEORGIA POULTRY FEED MILLS, INC. a Georgia corporation (hereinafter sometime referred to as the “GEORGIA POULTRY”). (said corporation being hereinafter sometimes referred to a. the “Constituent Corporations"):

WITNESSETH

WHEREAS, the CAGLE'S is a corporation duly organized and validly existing under the laws of the State of Georgia; and

WHEREAS, the GEORGIA POULTRY is a corporation duly organized and validly existing under the laws of the State of Georgia; and

WHEREAS, the Boards of Directors of each of said corporation deem it advisable and for the benefit of each of said corporations and their respective shareholders that the GEORGIA POULTRY merge itself into the CAGLE'S;

NOW THEREFORE, for and in consideration of the premises and of the mutual agreements, promises and covenants hereinafter contained, it is hereby agreed by and between the parties hereto, subject to the conditions hereinafter set forth, that the GEORGIA POULTRY FEED MILLS, INC. be merged into the CAGLE'S INC. (hereinafter sometimes referred to as the “Surviving Corporation”), the corporate existence of which shall he continued under the same name, and thereafter the individual existence of the GEORGIA POULTRY FEED MILLS INC. shall cease. The terms and conditions of the merger hereby agreed upon and the mode of carrying the same into effect and the manner of converting the shares of GEORGIA POULTRY into securities of the Surviving Corporation are and shall be follows:

1.

The acts and thing required to be done by the Georgia Business Corporation Code (the “Code”) in order to make this Agreement effective, including the filing of the Articles of Merger in the manner provided for in the Code, shall be attended to and done by the proper officers of the Constituent Corporations as soon as practicable.

2.

The merger herein contemplated shall be effective upon the filing of the Articles of Merger WITH THE secretary of State (the “Effective Date”).

3.

The Articles of Incorporation of the Cagle's, Inc. as heretofore amended, shall on the Effective Date be the Articles of Incorporation of the Surviving Corporation. The merger herein contemplated shall not effect any change in the Articles of Incorporation of the Surviving Corporation.

4.

Upon the merger contemplated herein becoming effective, the officers and directors of Cagle's, Inc. in office on the Effective Date shall be the officers and directors of the Surviving Corporation.

5.

Until, altered, amended or repealed as therein provided, the bylaws of Cagle's, Inc. as in effect on the Effective Date shall be the Bylaws of the Surviving Corporation.

6.

Upon the Effective Date of the merger:

(a) Each share of the Common Stock of the Cagle's, Inc. issued and outstanding immediately prior to the Effective Date shall continue unchanged and shall continue to evidence the same number of shares of the Common Stock of the Surviving Corporation.

(b) The shares of capital stock of Georgia Poultry shall not be converted into shares of the Surviving Corporation, but shall be cancelled.

IN WITNESS WHEREOF, CAGLE’S INC., AND GEORGIA POULTRY FEED MILLS, INC. have each caused this Agreement and Plan of Merger to be executed on their respective behalf's and their respective corporate seals affixed and the foregoing attested, all by their respective, duly authorized officers on the 29th day of December, 1978.

ATTEST:

(corporate seal) CAGLE’S, INC.

/s/ Kenneth R. Barkley By: /s/ J. Douglas Cagle

Kenneth R. Barkley, Secretary J. Douglas Cagle, President

ATTEST:

(corporate seal) GEORGIA POULTRY FEED MILLS, INC.

/s/ Kenneth R. Barkley By: /s/ J. Douglas Cagle

Kenneth R. Barkley J. Douglas Cagle, President

STATE OF GEORGIA

OFFICE OF THE SECRETARY OF STATE

I, David B. Poythress. Secretary of the State of Georgia, do certify that

“CAGLE’S, INC.” and “TALMADGE FARMS, INCORPORATED”, both corporations of the State of Georgia, have been duly merged under the laws of the State of Georgia and filed in the office of the Secretary of State on the 27th day of February, 1981, effective the 29th day of March, 1981, into “CAGLE’S, INC.”, the resulting corporation, in accordance with the certified copy hereto attached and that the original articles of merger have been duly filed in the office of the Secretary of State and the fees therefor paid, as prescribed by law.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the seal of office, at the Capitol, in the City of Atlanta, this 27th day of February in the year of our Lord One Thousand Nine Hundred and Eighty One and of the Independence of the United States of America the One Hundred and Two Hundred and Five.

/s/ David B. Poythress

Secretary of the State, Ex-Officio Corporation Commissioner of the State of Georgia.

ARTICLES OF MERGER OF

CAGLE'S, INC. AND TALMADGE FARMS, INCORPORATED

I.

The Agreement and Plan of Merger attached hereto as Exhibit “A” and by reference made a part hereof, was duly approved by the Board of Directors, of Cagle’s Inc., a Georgia Corporation, and the Board of Directors of TALMADGE FARMS, INCORPORATED, a Georgia Corporation.

II.

The Agreement and Plan of Merger was not required to be submitted to or approved by the shareholders of either of the merging corporations because Cagle’s Inc., a Georgia Corporation, owns one hundred 100% percent of the outstanding shares of stock of TALMADGE FARMS, INCORPORATED, a Georgia Corporation, and is the surviving corporation of the merger, and the Agreement and Plan of Merger effects no change in the Articles of Incorporation of Cagle’s Inc.

III.

The merger shall be effective on March 29, 1981.

The affirmative vote of a majority of the Board of Directors of Cagle’s Inc. and of the Board of Directors of TALMADGE FARMS, INCORPORATED, respectively are required to approve the Agreement and Plan of Merger. The Agreement and Plan of Merger was approved unanimously by the entire Board of Directors of Cagle’s Inc., and by the entire Board of Directors of TALMADGE FARMS, INCORPORATED.

ATTEST:

(corporate seal) CAGLE’S, INC.

/s/ Kenneth R. Barkley By: /s/ J. Douglas Cagle

Kenneth R. Barkley, Secretary J. Douglas Cagle, President

ATTEST:

(corporate seal) TALMADGE FARMS, INCORPORATED

/s/ Kenneth R. Barkley By: /s/ J. Douglas Cagle

Kenneth R. Barkley, Secretary J. Douglas Cagle, President

EXHIBIT "A"

AGREEMENT AND PLAN OF MERGER

CAGLE'S, INC. AND TALMADGE FARMS, INCORPORATED

This Agreement and Plan of Merger and, and entered into this 17th day of February, 1981 (hereinafter referred to as the “Agreement”) by and between CAGLE’S INC., a Georgia corporation (hereinafter sometime referred to as the “CAGLE'S”), and TALMADGE FARMS, INCORPORATED. a Georgia corporation (hereinafter sometime referred to as the “TALMADGE FARMS”). (said corporation being hereinafter sometimes referred to a. the “Constituent Corporations"):

WITNESSETH

WHEREAS, the CAGLE'S is a corporation duly organized and validly existing under the laws of the State of Georgia; and

WHEREAS, the TALMADGE FARMS is a corporation duly organized and validly existing under the laws of the State of Georgia; and

WHEREAS, the Boards of Directors of each of said corporation deem it advisable and for the benefit of each of said corporations and their respective shareholders that the TALMADGE FARMS merge itself into CAGLE'S;

NOW THEREFORE, for and in consideration of the premises and of the mutual agreements, promises and covenants hereinafter contained, it is hereby agreed by and between the parties hereto, subject to the conditions hereinafter set forth, that the TALMADGE FARMS, INCORPORATED be merged into the CAGLE'S INC. (hereinafter sometimes referred to as the “Surviving Corporation”), the corporate existence of which shall he continued under the same name, and thereafter the individual existence of the TALMADGE FARMS shall cease. The terms and conditions of the merger hereby agreed upon and the mode of carrying the same into effect and the manner of converting the shares of TALMADGE FARMS into securities of the Surviving Corporation are and shall be follows:

1.

The acts and things required to be done by the Georgia Business Corporation Code (the “Code”) in order to make this Agreement effective, including the filing of the Articles of Merger in the manner provided for in the Code, shall be attended to and done by the proper officers of the Constituent Corporations as soon as practicable.

2.

The Articles of Incorporation of the Cagle's, Inc. shall on the Effective Date be the Articles of Incorporation of the Surviving Corporation, and no change in said Articles of Incorporation shall be effected as a result of this Agreement.

3.

Upon the merger contemplated herein becoming effective, the Board of Directors of the surviving corporation shall remain as presently constituted. Until altered, amended or repealed as therein provided, the By-Laws of Cagle’s as in effect on the effective date shall be the By-Laws of the surviving corporation.

4.

Cagle’s owns one hundred (100) percent of the stock of Talmadge Farms, and the merger contemplated herein effects no change in the Articles of Incorporation of Cagle’s. Each share of the common stock of Cagle’s issued and outstanding immediately prior to the effective date shall continue unchanged and shall continue to evidence the same number of shares of common stock of the surviving corporation. Each share of stock of Talmadge Farms shall be cancelled and no consideration shall be given in exchange therefor, since the ownership interests in such shares is already controlled by the holders of common stock of Cagle’s.

5.

The effective date of the merger contemplated herein shall be March 29, 1981.

6.

Anything herein to the contrary notwithstanding, this Agreement may be terminated and abandoned at any time prior to the filing of the Articles of Merger by mutual consent of the Board of Directors of both constituent corporations, expressed in an instrument in writing signed on behalf of each vice-president and secretary.

IN WITNESS WHEREOF, Cagle’s, Inc., a Georgia corporation, and Talmadge Farms, Incorporated, a Georgia corporation, have each caused this Agreement and Plan of Merger to be executed on their respective behalfs and their respective corporate seals affixed and the foregoing attested, all by the respective duly authorized officers on the 17th day of February, 1981.

ATTEST:

(corporate seal) CAGLE’S, INC.

/s/ Kenneth R. Barkley By: /s/ J. Douglas Cagle

Kenneth R. Barkley, Secretary J. Douglas Cagle, President

ATTEST:

(corporate seal) TALMADGE FARMS, INCORPORATED

/s/ Kenneth R. Barkley By: /s/ J. Douglas Cagle

Kenneth R. Barkley J. Douglas Cagle, President

STATE OF GEORGIA

OFFICE OF THE SECRETARY OF STATE

I, David B. Poythress, Secretary of the State of Georgia, do certify that

“CAGLE’S, INC.” and “CAGLE'S INTERNATIONAL, INC.”, both corporations of the State of Georgia, have been duly merged under the laws of the State of Georgia and filed in the office of the Secretary of State on the 30th day of August, 1982, effective the 30th day of August, 1982, into “CAGLE’S, INC.”, the resulting corporation, in accordance with the certified copy hereto attached and that the original articles of merger have been duly filed in the office of the Secretary of State and the fees therefor paid, as prescribed by law.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the seal of office, at the Capitol, in the City of Atlanta, this 30th day of August in the year of our Lord One Thousand Nine Hundred and Eighty Two and of the Independence of the United States of America the One Hundred and Two Hundred and Seven.

/s/ David B. Poythress

Secretary of the State, Ex-Officio Corporation Commissioner of the State of Georgia

ARTICLES OF MERGER OF

CAGLE'S, INC. AND CAGLE'S INTERNATIONAL, INC.

I.

The Agreement and Plan of Merger attached hereto as Exhibit “A” and by reference made a part hereof, was duly approved by the Board of Directors, of Cagle’s Inc., a Georgia Corporation, and the Board of Directors of Cagle's International, Inc., a Georgia Corporation.

II.

The Agreement and Plan of Merger was not required to be submitted to or approved by the shareholders of either of the merging corporations because Cagle’s Inc. owns one hundred 100% percent of the outstanding shares of stock of Cagle's International, Inc. and is the surviving corporation of the merger, and the Agreement and Plan of Merger effects no change in the Articles of Incorporation of Cagle’s Inc.

III.

The merger shall be effective at the time of delivery to the Secretary of State of these Articles of Merger.

The affirmative vote of five directors of Cagle’s Inc. and three directors of Cagle's International, Inc., respectively are required to approve the Agreement and Plan of Merger. The Agreement and Plan of Merger was approved by eight directors of Cagle’s Inc., and by four directors of Cagle's International, Inc.

ATTEST:

(corporate seal) CAGLE’S, INC.

/s/ Kenneth R. Barkley By: /s/ J. Douglas Cagle

Kenneth R. Barkley, Secretary J. Douglas Cagle, President

ATTEST:

(corporate seal) CAGLE'S INTERNATIONAL, INC.

/s/ Kenneth R. Barkley By: /s/ J. Douglas Cagle

Kenneth R. Barkley, Secretary J. Douglas Cagle, President

EXHIBIT "A"

AGREEMENT AND PLAN OF MERGER

CAGLE'S, INC. AND CAGLE'S INTERNATIONAL, INC.

This Agreement and Plan of Merger and, and entered into this 17th day of August, 1982 (hereinafter referred to as the “Agreement”) by and between CAGLE’S INC., a Georgia corporation (hereinafter sometime referred to as the “CAGLE'S”), and CAGLE'S INTERNATIONAL, INC. a Georgia corporation (hereinafter sometime referred to as the “TALMADGE FARMS”). (said corporation being hereinafter sometimes referred to as the “Constituent Corporations"):

WITNESSETH

WHEREAS, CAGLE'S is a corporation duly organized and validly existing under the laws of the State of Georgia; and

WHEREAS, INTERNATIONAL is a corporation duly organized and validly existing under the laws of the State of Georgia; and

WHEREAS, the Boards of Directors of each of said corporation deem it advisable and for the benefit of each of said corporations and their respective shareholders that the INTERNATIONAL merge itself into the CAGLE'S;

NOW THEREFORE, for and in consideration of the premises and of the mutual agreements, promises and covenants hereinafter contained, it is hereby agreed by and between the parties hereto, subject to the conditions hereinafter set forth, that the INTERNATIONAL be merged into the CAGLE'S INC. (hereinafter sometimes referred to as the “Surviving Corporation”), the corporate existence of which shall he continued under the same name, and thereafter the individual existence of the INTERNATIONAL shall cease. The terms and conditions of the merger hereby agreed upon and the mode of carrying the same into effect and the manner of converting the shares of INTERNATIONAL into securities of the Surviving Corporation are and shall be follows:

1.

The acts and things required to be done by the Georgia Business Corporation Code (the “Code”) in order to make this Agreement effective, shall be attended to and done by the proper officers of the Constituent Corporations as soon as practicable.

2.

The Articles of Incorporation of the Cagle's, Inc. as heretofore amended shall on the Effective Date be the Articles of Incorporation of the Surviving Corporation.

3.

Upon the merger contemplated herein becoming effective, the Board of Directors of the surviving corporation shall not change.

Until altered, amended or repealed as therein provided, the By-Laws of Cagle’s as in effect on the effective date shall be the By-Laws of the surviving corporation.

4.

Upon the Effective Date of the merger:

(a) Each share of the Common Stock of the Cagle's, Inc. issued and outstanding immediately prior to the Effective Date shall continue unchanged and shall continue to evidence the same number of shares of the Common Stock of the Surviving Corporation.

(b) The shares of capital stock of International shall be cancelled and no shares of Cagle's shall be issued since Cagle's owns all shares of International.

IN WITNESS WHEREOF, Cagle’s, Inc. and International have each caused this Agreement and Plan of Merger to be executed on their respective behalfs and their respective corporate seals affixed and the foregoing attested, all by the respective duly authorized officers on the 17th day of August 1982.

ATTEST:

(corporate seal) CAGLE’S, INC.

/s/ Kenneth R. Barkley By: /s/ J. Douglas Cagle

Kenneth R. Barkley, Secretary J. Douglas Cagle, President

ATTEST:

(corporate seal) CAGLE'S INTERNATIONAL, INC.

/s/ Kenneth R. Barkley By: /s/ J. Douglas Cagle

Kenneth R. Barkley, Secretary J. Douglas Cagle, President

STATE OF GEORGIA

OFFICE OF THE SECRETARY OF STATE

I, Max Cleland, Secretary of the State of Georgia, do certify that

"ROBERT C. OVINGTON CORPORATION", A CORPORATION OF THE state of Kentucky, will be duly merged under the laws of the State of Georgia pursuant to articles of merger filed in the office of the Secretary of State on the 13th day of December, 1983, into "CAGLE'S, INC.", A CORPORATION OF THE state of Georgia, the resulting corporation, effective the 13th day of December, 1983, and the fees therefore paid, as provided by law, and that attached hereto is a true copy of said articles of merger.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the seal of office, at the Capitol, in the City of Atlanta, this 13th day of December in the year of our Lord One Thousand Nine Hundred and Eighty Three and of the Independence of the United States of America the One Hundred and Two Hundred and Eight.

/s/ Max Cleland

Secretary of the State, Ex-Officio Corporation Commissioner of the State of Georgia

ARTICLES OF MERGER OF

CAGLE'S, INC. AND ROBERT C. OVINGTON CORPORATION

ARTICLE I.

The Agreement and Plan of Merger attached hereto as Exhibit “A” and by reference made a part hereof, was duly approved by the Board of Directors, of Cagle’s Inc. (hereinafter referred to as "Cagle's") and the Board of Directors of Robert C. Ovington Corporation (hereinafter referred to as "Ovington").

ARTICLE II.

The Agreement and Plan of Merger was not required to be submitted to or approved by the shareholders of either of the merging corporations because Cagle’s owns one hundred 100% percent of the outstanding shares of stock of Ovington and is the surviving corporation of the merger, and the Agreement and Plan of Merger effects no change in the Articles of Incorporation of Cagle’s Inc. The number of outstanding shares of each class of Ovington is 100 shares of common stock, all of which are owned by Cagle's.

ARTICLE III.

Cagle's is the sole shareholder of Ovington, and by its execution of these Articles of Merger, hereby waives any requirement that a copy of the Agreement and Plan of Merger be mailed to it.

ARTICLE IV.

The merger will be effective on December 30, 1983. The affirmative vote of five directors of Cagle’s Inc. and three directors of Ovington, respectively are required to approve the Agreement and Plan of Merger. The Agreement and Plan of Merger was approved by eight directors of Cagle’s Inc., and by four directors of Ovington.

ATTEST:

(corporate seal) CAGLE’S, INC.

/s/ Kenneth R. Barkley By: /s/ J. Douglas Cagle

Kenneth R. Barkley, Secretary J. Douglas Cagle, President

ATTEST:

(corporate seal) ROBERT C. OVINGTON CORPORATION

/s/ Kenneth R. Barkley By: /s/ J. Douglas Cagle

Kenneth R. Barkley, Secretary J. Douglas Cagle, President

EXHIBIT "A"

AGREEMENT AND PLAN OF MERGER

CAGLE'S, INC. AND ROBERT C. OVINGTON CORPORATION

This Agreement and Plan of Merger and, and entered into this 15th day of November, 1983 (hereinafter referred to as the “Agreement”) by and between CAGLE’S INC., a Georgia corporation (hereinafter sometime referred to as the “Cagle's”), and ROBERT C. OVINGTON CORPORATION, a Kentucky corporation (hereinafter sometime referred to as “Ovington”). (said corporation being hereinafter sometimes referred to as the “Constituent Corporations"):

WITNESSETH

WHEREAS, CAGLE'S is a corporation duly organized and validly existing under the laws of the State of Georgia; and

WHEREAS, OVINGTON is a corporation duly organized and validly existing under the laws of the commonwealth of Kentucky; and

WHEREAS, the Boards of Directors of each of said corporation deem it advisable and for the benefit of each of said corporations and their respective shareholders that the Ovington merge itself into the Cagle's;

NOW THEREFORE, for and in consideration of the premises and of the mutual agreements, promises and covenants hereinafter contained, it is hereby agreed by and between the parties hereto, subject to the conditions hereinafter set forth, that Ovington be merged into Cagle's, the corporate existence of which shall he continued under the same name, and thereafter the individual existence of the OVINGTON shall cease. The terms and conditions of the merger hereby agreed upon and the mode of carrying the same into effect and the manner of converting the shares of Ovington into securities of Cagle's are and shall be follows:

1.

The acts and things required to be done by the Georgia Business Corporation Code and the Kentucky Corporation Act in order to make this Agreement effective, including the filing of the Articles of Merger in the manner provided for, shall be attended to and done by the proper officers of Ovington and Cagle's as soon as practicable.

2.

The Articles of Incorporation of the Cagle's, Inc. as heretofore amended shall on the Effective Date be the Articles of Incorporation of the merged corporations.

3.

Upon the Effective Date of the merger, each share of the Common Stock of the Cagle's, Inc. issued and outstanding immediately prior to the Effective Date shall continue unchanged and shall continue to evidence the same number of shares of the merged corporations. Since Cagle's is the sole owner of all issued and outstanding shares of Ovington, the equity ownership and interest in Ovington shall on the effective date of the merger be represented by the shares of common stock of Cagle's. All certificates for shares of Ovington shall be cancelled and no new certificates shall be issued in exchange therefore.

4.

The effective date of the merger of Ovington into Cagle's shall be December 30, 1983.

IN WITNESS WHEREOF, Cagle’s, Inc. and Ovington have each caused this Agreement and Plan of Merger to be executed on their respective behalfs and their respective corporate seals affixed and the foregoing attested, all by the respective duly authorized officers on the 15th day of November, 1983.

ATTEST:

(corporate seal) CAGLE’S, INC.

/s/ Kenneth R. Barkley By: /s/ J. Douglas Cagle

Kenneth R. Barkley, Secretary J. Douglas Cagle, President

ATTEST:

(corporate seal) ROBERT C. OVINGTON CORPORATION

/s/ Kenneth R. Barkley By: /s/ J. Douglas Cagle

Kenneth R. Barkley, Secretary J. Douglas Cagle, President

ARTICLES OF AMENDMENT

TO AMEND THE ARTICLES OF INCORPORATION

FOR CAGLE’S, INC.

1. The name of the Corporation is Cagle’s, Inc.

2. The Articles of Incorporation have been amended by adding Article IX, as follows:

IX.

A director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for breach of duty of care or other duty as a director, except that this provision does not eliminate or limit the liability of a director for: (1) any appropriation, in violation of his duties, of any business opportunity of the Corporation; (2) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (3) the types of liabilities set forth in Section 14-2-154 of the Official Code of Georgia Annotated; or (4) any transaction from which the director derived an improper personal benefit. This provision shall not eliminate or limit the liability of a director for any act or omission occurring prior to the date when this provision becomes effective.

3. The foregoing amendment was adopted by the shareholders on July 10, 1987.

4. 1,981,945 shares of the Common Stock of the Corporation voted for the amendment. For the amendment to be adopted, the votes of 1,163,020 shares of the Common Stock of the Corporation were necessary. At the time of the vote, there were 2,326,038 shares outstanding and entitled to vote.

IN WITNESS WHEREOF, the undersigned has executed these Articles of Amendment, this 10th day of August, 1987.

CAGLE’S, INC.

/s/ J. Douglas Cagle

By: J. Douglas Cagle

ATTEST:

/s/ Kenneth R. Barkley

Kenneth R. Barkley

Secretary

[CORPORATE SEAL]

(stamp)

Certificate

THIS DOCUMENT RECEIVED

AND FILED IN THE OFFICE

OF THE SECRETARY OF STATE

BY: /S/ Janet Gibson

Date: 8-18-87

Secretary of State DOCKET NUMBER: 920270101

Business services and Regulation CONTROL NUMBER: 8316193

Suite 315, West Tower EFFECTIVE DATE: 01/21/1992

2 Martin Luther King Jr. Dr. REFERENCE: 0010

Atlanta, Georgia 30334-1530 PRINT DATE: 03/06/1992

FORM NUMBER: 111

SWIFT, CURRIE, MCGHEE & HIERS

SCOTT D. CALHOUN

1355 PEACHTREE ST., NE STE. 300

ATLANTA, GA 30309-3238

CERTIFICATE OF AMENDMENT

I, MAX CLELAND, Secretary of State and the Corporation Commissioner of the State of Georgia, do hereby certify under the seal of my office that

CAGLE’S, INC.

a domestic profit corporation

has filed articles of amendment in the office of the Secretary of State and has paid the required fees as provided by Title 14 of the Official Code of Georgia Annotated. Attached hereto is a true and correct copy of said articles of amendment.

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on the date set forth above.

/s/ Max Cleland

MAX CLELAND

SECRETARY OF STATE

/s/ Verley J. Spivey

VERLEY J. SPIVEY

DEPUTY SECRETARY OF STATE

ARTICLES OF AMENDMENT FOR CAGLE’S, INC.

Cagle’s, Inc., a corporation organized and existing under the Georgia Business Corporation Code, does hereby certify:

1. The name of the Corporation is Cagle’s, Inc.

2. The Corporation’s Articles of Incorporation are hereby amended to add Article X, as follows:

X.

Any issued shares of the Corporation that are reacquired shall become treasury shares and shall not be considered authorized but unissued shares.

3. The foregoing amendment was adopted on December 30, 1991 by the unanimous written consent of the Board of Directors of tile Corporation pursuant to the authority set forth in Section 14-2-631 of the Georgia Business Corporation Code; shareholder action was not required pursuant to such code section.

IN WITNESS WHEREOF, the undersigned has caused these Articles of Amendment to be executed, and the corporate seal to be affixed, on the 30th day of December, 1991.

Cagle’s, Inc.

/s/ J. Douglas Cagle

By: J. Douglas Cagle

Its President

Attest:

/s/ Kenneth R. Barkley

Kenneth R. Barkley

[CORPORATE SEAL]